PAGE 1
IDS Preferred Investors Certificate

(Icon of)  Edifice

Combines a competitive fixed rate of return with principal guaranteed by IDS Certificate Company.

AMERICAN
EXPRESS
Financial
Advisors logo

Distributed by American Express Financial Advisors Inc., Member
SIPC.

PAGE 2
To our certificate owners

(Photo of) Stuart Sedlacek, President, IDS Certificate Company

From the president

I'd like to welcome new and prospective investors to the IDS
Preferred Investors Certificate and thank you for your interest and trust in us. I assure you we are committed to safeguarding your investment and helping you reach your financial goals.

In today's changing interest rate environment, it is more important than ever to incorporate your investment decisions into a sound financial plan to help achieve your individual financial goals.
The Preferred Investors Certificate can enhance your returns or help you manage the changes in your business cycle. Some key features of the Preferred Investors Certificate include:

   o Competitive returns based on the London Interbank Offered
     Rates (LIBOR) index.
   o Investment amounts ranging from $250,000 to $5 million.
   o A variety of terms to select from: one, two, three, six, 12, 24 and 36 months.
   o Surrender free withdrawals of interest earnings.
   o No annual fee.

To make your money work harder for you, consider laddering your IDS Preferred Investors Certificates in different terms. Laddering allows you to invest your principal in longer-term certificates that generally pay higher rates. Laddering also allows you to maintain the liquidity you need. After the initial term, certificates can be laddered to renew every month or some other interval you may choose. Your financial advisor can help you set up a laddered portfolio of certificates that works specifically for you.

No matter what the economical environment may be, you can count on the safety and security of your IDS certificate. For over 100 years, IDS Certificate Company and its parent have carefully and prudently managed their certificate business. Even during the Great Depression, when bank assets were frozen, IDS certificate owners never lost a penny of principal or interest.

I invite you to learn more about the benefits of the IDS Preferred Investors Certificate in the following pages and enclosed prospectus.

Your American Express financial advisor will be pleased to answer any questions you may have--and show you how the IDS Preferred
Investors Certificate can become part of your financial strategy.

Stuart Sedlacek
President, IDS Certificate Company


(This brochure is not part of the prospectus.)
PAGE 3
Current daily interest rates effective
__________________, 19___, for the initial term for a new purchase.

These interest rates apply to certificates purchased for $_______________.

                                      Simple           Effective
                                      interest         annualized
Term                                  rate             yield*

1-month                                       %                   %
2-month                                       %                   %
3-month                                       %                   %
6-month                                       %                   %
12-month                                      %                   %
24-month                                      %                   %
36-month                                      %                   %

*Assuming monthly compounding.

Rates for new purchases may change daily.  The interest rate your certificate receives will be determined by:

   o the term length you choose for your investment;

   o the higher of the rate in effect on the date your application is accepted at IDSC or the rate in effect one day prior to receipt of your application by IDSC.

Please refer to the attached prospectus for information as to how rates are set.

(This brochure is not part of the prospectus.)
PAGE 4
To our certificate owners

The IDS Preferred Investors Certificate

Guaranteed principal and interest

IDS Certificate Company (IDSC) guarantees that if you own your certificate until term end, you will get back every penny you put in--and IDSC guarantees a specified interest rate for the term you select - one month, two month, three month, six month, one year, two years, or three years.

A century of safety and stability

IDSC and its parent, American Express Financial Corporation, have never missed a payment to certificate owners since we opened for business in 1894.

The backing of quality investments

Though IDS certificates are not insured by the FDIC as bank deposits are, federal law requires that we back our certificates dollar-for-dollar with cash and qualified investments, valued at amortized cost. In fact, as of December 31, 1996, the amortized cost of our investments exceeded the required carrying value of our outstanding certificates by more than $151 million.

Yields that compare favorably with bank certificates of deposit

We set our interest rates based off of the London Interbank Offered Rates (LIBOR) index, which is an internationally accepted and widely quoted interest rate benchmark. IDS Preferred Investors
Certificate new money rates are declared daily.

If an emergency arises, your money is available

You can withdraw a portion or all of your investment if your financial needs change during a term. Interest earnings are available without charge and are removed first when you request a withdrawal. Withdrawal of your principal within the term will result in a 2% surrender charge on that amount. Interest on the amount you withdraw is paid through the end of the last completed certificate month. You'll get the best result by timing a withdrawal just after the end of the monthly anniversary of your investment.

(This brochure is not part of the prospectus.)

PAGE 5
IDS Preferred Investors Certificate
Prospectus
April 30, 1997

Combines a competitive fixed rate of return with principal guaranteed by IDS Certificate Company.

IDS Preferred Investors Certificates are issued by IDS Certificate Company (IDSC). You may purchase this certificate by selecting a term of one, two, three, six, 12, 24, or 36 months and an initial investment of at least $250,000 but not more than $5 million (unless you receive prior authorization from IDSC to invest more). Your principal and interest are guaranteed by IDSC. IDSC guarantees a fixed rate of interest depending upon the term you select. You may invest in successive terms up to a total of 20 years from the issue date of the certificate. Your interest rate will be determined as described in "About the certificate."

As is the case with other investment companies, these securities have not been approved or disapproved by the securities and exchange commission or any state securities commission, nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This certificate is backed by IDSC's investments on deposit rather than guaranteed or insured by the government or someone else. See "Invested and guaranteed by IDSC" and "Regulated by government" under "How your money is used and protected."

IDS Certificate Company is not a bank or financial institution, and the securities it offers are not deposits or obligations of, backed or guaranteed or endorsed by any bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

This prospectus describes terms and conditions of your IDS Preferred Investors Certificate. It contains facts that can help you decide if the certificate is the right investment for you. Read the prospectus before you invest and keep it for future reference. No one has the authority to change the terms and conditions of the IDS Preferred Investors Certificate as described in the prospectus, or to bind IDSC by any statement not in it.

IDS Certificate Company
IDS Tower 10
Minneapolis, MN  55440-0010
800-437-3133 (toll free) or (612) 671-3800
(Minneapolis/St. Paul area)

TTY numbers:
800-846-4293 (toll free) or (612) 671-1630
(Minneapolis/St. Paul area)

An American Express company

Web site address: http://www.americanexpress.com/advisors
PAGE 6
Where to get information about IDSC

IDS Certificate Company is subject to the reporting requirements of the Securities Exchange Act of 1934. Reports and other information on IDSC are filed with the Securities and Exchange Commission (SEC) and are available on the SEC Internet web site (http://www.sec.gov). Copies can be obtained from the Public Reference Section of the SEC, 450 5th St., N.W., Washington, D.C. 20549, at prescribed rates. Or you can inspect and copy information in person at the SEC's Public Reference Section and at the following regional offices:

Northeast Regional Office
7 World Trade Center, Suite 1300
New York, NY  10048

Midwest Regional Office
500 West Madison St. Suite 1400
Chicago, IL  60661

Pacific Regional Office
5670 Wilshire Blvd., 11th Floor
Los Angeles, CA  90036

Initial interest rates

IDSC guarantees a fixed rate of interest for each term. For the initial term, the rate will be within a specified range of certain average interest rates, generally referred to as the London
Interbank Offered Rates (LIBOR), as explained under "About the certificate."

Here are the interest rates in effect on the date of this prospectus, April 30, 1997:

                    Simple           Effective
                    interest         annualized
Term                rate*            yield**
 1-month            5.06%            5.17%
 2-month            5.05             5.16
 3-month            5.23             5.35
 6-month            5.38             5.51
12-month            5.60             5.75
24-month            5.78             5.94
36-month            5.78             5.94

*These are the rates for investments of $250,000. Rates may depend on the factors described in "Rates for new purchases" and "Promotions and pricing flexibility" under "About the certificate."

**Assuming monthly compounding for 12 months and a $250,000 purchase.

PAGE 7
These rates may or may not be in effect when you apply to purchase your certificate. Rates for future terms are set at the discretion of IDSC and may also differ from the rates shown here.

We reserve the right to issue other securities with different terms.

PAGE 8
Contents

Table of contents

About the certificate                                       p
Investment amounts and terms                                p
Face amount and principal                                   p
Value at maturity                                           p
Receiving cash during the term                              p
Interest                                                    p
Rates for new purchases                                     p
Promotions and pricing flexibility                          p
Additional investments                                      p

How to invest and withdraw funds                            p
Buying your certificate                                     p
Two ways to make investments                                p
Full and partial withdrawals                                p
When your certificate term ends                             p
Transfers to other accounts                                 p
Two ways to request a withdrawal or transfer                p
Three ways to receive payment when you withdraw funds       p
Retirement plans:  special policies                         p
Withdrawal at death                                         p
Transfer of ownership                                       p
For more information                                        p

Taxes on your earnings
Retirement accounts                                         p
Gifts to minors                                             p
How to determine the correct TIN                            p
Foreign investors                                           p
Trusts                                                      p

How your money is used and protected
Invested and guaranteed by IDSC                             p
Regulated by government                                     p
Backed by our investments                                   p
Investment policies                                         p
Certain investment considerations                           p

How your money is managed
Relationship between IDSC
  and American Express Financial Corporation                p
Capital structure and certificates issued                   p
Investment management and services                          p
Distribution                                                p
Employment of other American Express affiliates             p
Directors and officers                                      p
Auditors                                                    p

Appendix                                                    p

PAGE 9
Annual financial information
Summary of selected financial information                   p
Management's discussion and analysis of financial
  condition and results of operations                       p
Report of independent auditors                              p

Financial statements                                        p

Notes to financial statements                               p

PAGE 10
About the certificate

Investment amounts and terms

You may purchase the IDS Preferred Investors Certificate with a single payment of at least $250,000 payable in U.S. currency. As its name suggests, this certificate is designed to offer attractive interest rates to investors with a large amount to invest. Unless you receive prior authorization, your total amount paid in over the life of the certificate, less withdrawals, cannot exceed $5 million.

After determining the amount you wish to invest, you select a term of one, two, three, six, 12, 24, or 36 months for which IDSC will guarantee an interest rate. Generally, you will be able to select any of the terms offered. But if your certificate is nearing its 20-year maturity, you will not be allowed to select a term that would carry the certificate past its maturity date.

The certificate may be used as an investment for your Individual
Retirement Account (IRA), 401(k) plan account or other qualified retirement plan account. If so used, the amount of your contribution (investment) will be subject to any limitations of the plan and applicable federal law.

Face amount and principal

The face amount of the certificate is the amount of your initial investment, and will remain the same over the life of the certificate. Any investment or withdrawal within 15 days of the end of a term will be added on or deducted to determine principal for the new term. The principal is the amount that is reinvested at the beginning of each subsequent term, and is calculated as follows:

Principal equals    Face amount (initial investment)
plus                At the end of a term, interest credited
                    to your account during the term
minus               Any interest paid to you in cash
plus                Any additional investments to your
                    certificate
minus               Any withdrawals, fees and applicable
                    penalties.

Principal may change during a term as described in "Full and partial withdrawals."

For example: Assume your initial investment (face amount) of $500,000 has earned $7,500 of interest during the term. You have not taken any interest as cash, or made any withdrawals. You have invested an additional $250,000 at the beginning of the next term. Your principal for the next term will equal:

PAGE 11
          $500,000.00   Face amount (initial investment)
plus        $7,500.00   Interest credited to your account
minus          ($0.00)  Interest paid to you in cash
plus      $250,000.00   Additional investment to your certificate
                        made in the current term's grace period
minus          ($0.00)  Withdrawals and applicable penalties or
                        fees
          $757,500.00   Principal at the beginning of the next
                        term.

Value at maturity

You may continue to invest for successive terms for up to a total of 20 years. Your certificate matures at 20 years from its issue date. At maturity, you will receive a distribution for the value of your certificate, which will be the total of your purchase price, plus additional investments and any credited interest not paid to you in cash, less any withdrawals and penalties. Some fees may apply as described in "How to invest and withdraw funds."

Receiving cash during the term

If you need your money before your certificate term ends, you may withdraw part or all of its value at any time, less any penalties that apply. Procedures for withdrawing money, as well as conditions under which penalties apply, are described in "How to invest and withdraw funds."

Interest

Your investments earn interest from the date they are credited to your account. Interest is compounded and credited at the end of each certificate month (on the monthly anniversary of the issue date).

IDSC declares and guarantees a fixed rate of interest for each term during the life of your certificate. We calculate the amount of interest you earn each certificate month by:

     o applying the interest rate then in effect to your balance each day;

     o    adding these daily amounts to get a monthly total; and

     o subtracting interest accrued on any amount you withdraw during the certificate month.

Interest is calculated on a 30-day month and 360-day year basis.

Rates for new purchases

When your application is accepted and we have received your initial investment, we will send you a confirmation of your purchase showing the rate that your investment will earn. IDSC guarantees that the rate in effect for your initial term will be within a 100 basis point (1%) range tied to certain average interest rates for comparable length dollar deposits available on an interbank basis PAGE 12 in the London market, and generally referred to as the London
Interbank Offered Rates (LIBOR). For investments of $1 million or more, initial rates for specific terms are determined as follows:

1 month Within a range of 50 basis points below to 50 basis points above the one-month LIBOR rate.

2 months Within a range of 50 basis points below to 50 basis points above the one-month LIBOR rate. (A two-month
          LIBOR rate is not published.)

3 months Within a range of 50 basis points below to 50 basis points above the three-month LIBOR rate.

6 months Within a range of 50 basis points below to 50 basis points above the six-month LIBOR rate.

12 months Within a range of 50 basis points below to 50 basis points above the 12-month LIBOR rate.

24 months Within a range of 25 basis points below to 75 basis points above the 12-month LIBOR rate. (A 24-month LIBOR rate is not published.)

36 months Within a range of 25 basis points below to 75 basis points above the 12-month LIBOR rate. (A 36-month LIBOR rate is not published.)

For investments from $500,000 to $999,999, initial rates for specific terms are determined as follows:

1 month Within a range of 75 basis points below to 25 basis points above the one-month LIBOR rate.

2 months Within a range of 75 basis points below to 25 basis points above the one-month LIBOR rate. (A two-month
          LIBOR rate is not published.)

3 months Within a range of 75 basis points below to 25 basis points above the three-month LIBOR rate.

6 months Within a range of 75 basis points below to 25 basis points above the six-month LIBOR rate.

12 months Within a range of 75 basis points below to 25 basis points above the 12-month LIBOR rate.

24 months Within a range of 50 basis points below to 50 basis points above the 12-month LIBOR rate. (A 24-month LIBOR rate is not published.)

36 months Within a range of 50 basis points below to 50 basis points above the 12-month LIBOR rate. (A 36-month LIBOR rate is not published.)

For investments of $250,000 to $499,999, initial rates for specific terms are determined as follows:

PAGE 13
1 month Within a range of 125 basis points below to 25 basis points below the one-month LIBOR rate.

2 months Within a range of 125 basis points below to 25 basis points below the one-month LIBOR rate. (A two-month
          LIBOR rate is not published.)

3 months Within a range of 125 basis points below to 25 basis points below the three-month LIBOR rate.

6 months Within a range of 125 basis points below to 25 basis points below the six-month LIBOR rate.

12 months Within a range of 125 basis points below to 25 basis points below the 12-month LIBOR rate.

24 months Within a range of 100 basis points below to zero basis points below the 12-month LIBOR rate. (A 24-month LIBOR rate is not published.)

36 months Within a range of 100 basis points below to zero basis points below the 12-month LIBOR rate. (A 36-month LIBOR rate is not published.)

Although the minimum investment is $250,000, in the event that your investment is less than the minimum, the range of initial rates for any given term will be 100 basis points less than the corresponding range of rates for an investment of $250,000.

For example, if the LIBOR rate published on the date rates are determined with respect to a six-month certificate is 6.50%, the rate declared on a six-month IDS Preferred Investors Certificate between $500,000 and $999,999 would be between 5.75% and 6.75%. If the LIBOR rate published for a given date with respect to 12-month deposits is 7.00%, IDSC's rates in effect for that date for the 24- and 36-month IDS Preferred Investors Certificates between $500,000 and $999,999 would be between 6.50% and 7.50%. When your application is accepted, you will be sent a confirmation showing the rate that your investment will earn for the first term.

LIBOR is the interbank-offered rates for dollar deposits at which major commercial banks will lend for specific terms in the London market. Generally, LIBOR rates quoted by major London banks will be the same. However, market conditions, including movements in the U.S. prime rate and the internal funding position of each bank, may result in minor differences in the rates offered by different banks. LIBOR is a generally accepted and widely quoted interest-rate benchmark. The average LIBOR rate used by IDSC is published in The Wall Street Journal.

Rates for new purchases are reviewed and may change daily. The rate that is in effect for your chosen term will be the higher of:

     o the rate in effect for your chosen term on the date your application is accepted at IDSC's corporate office or;

PAGE 14
     o the rate in effect for your chosen term on the business day preceding the date your application is accepted at IDSC's corporate office.

The interest rates printed in the front of this prospectus may or may not be in effect on the date your application to invest is accepted. Rates for new purchases may vary depending on the amount you invest, but will always be within the 100 basis point range described above.

Interest rates for the term you have selected will not change once the term has begun, unless a withdrawal reduces your account value to a point where we pay a lower interest rate, as described in "Full and partial withdrawals" under "How to invest and withdraw funds."

From time to time, for your initial term, IDSC may offer certificates with different terms than those described above. Such terms may be from four to 35 months.

Promotions and pricing flexibility

From time to time, IDSC may sponsor or participate in promotions involving one or more of the certificates and their respective terms. For example, we may offer different rates to new clients, to existing clients, or to individuals who have purchased other products or used other services of American Express Company or its subsidiaries or affiliates.

We also may offer different rates based on your amount invested, geographic location and whether the certificate is purchased for an IRA or a qualified retirement account.

These promotions will generally be for a specified period of time. If we offer a promotion, the rates for new purchases will be within the range of rates described under "Rates for new purchases."

Rates for future terms: Interest on your certificate for future terms may be greater or less than the rates you receive during your first term. In setting future interest rates, a primary consideration will be the prevailing investment climate, including the LIBOR rates. Nevertheless, we have complete discretion as to what interest rate shall be declared beyond the initial term. If LIBOR is no longer publicly available or feasible to use, IDSC may use another, similar index as a guide for setting rates.

Additional investments

You may make investments within 15 calendar days after the end of a term (the grace period). About one week before the end of the term you have selected for your certificate, we will send you a notice indicating your term end date. Otherwise, to find out your term end date and/or the current interest rate, contact the Client
Service Organization at the telephone numbers listed on the back cover. The interest rate for your next term can be obtained by calling this number after 12:00 noon Central time on the business day preceding your renewal date. Your confirmation will show the PAGE 15 applicable rate. However, unless you receive prior approval from IDSC your investment may not bring the aggregate net investment of any one or more certificates held by you (excluding any interest added during the life of the certificate and less withdrawals) over $5 million.

How to invest and withdraw funds

Buying your certificate

Your American Express financial advisor will help you fill out and submit an application to open an account with us and purchase a certificate. We will process the application at our corporate offices in Minneapolis. When your application is accepted and we have received your initial investment, we will send you a confirmation of your purchase, indicating your account number and applicable rate of interest for your first term, as described under "Rates for new purchases." See "Purchase policies" below.

Important: When opening an account, you must provide IDSC with your correct Taxpayer Identification Number (Social Security or
Employer Identification Number).  See "Taxes on your earnings."

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day. Otherwise your purchase will be processed the next business day.

o You have 15 days from the date of purchase to cancel your investment without penalty by writing the Client Service Organization at the address on the back of this prospectus. If you decide to cancel your certificate within this 15-day period, you will not earn any interest.

o IDSC has complete discretion to determine whether to accept an application and sell a certificate.

A number of special policies apply to purchases, withdrawals and exchanges within IRAs, 401(k) plans and other qualified retirement plans. See "Retirement plans: special policies."

Two ways to make investments

1
By mail

Send your check along with your name and account number to:

Regular mail:
American Express Financial Advisors Inc.
Client Service Organization
IDS Tower 10
Minneapolis, MN  55440-0010
PAGE 16
Express mail:
American Express Financial Advisors Inc.
Client Service Organization
733 Marquette Ave.
Minneapolis, MN  55440-0010

2
By wire

For investment into an established account, you may wire money to:

Norwest Bank Minneapolis
Routing No. 091000019
Minneapolis, MN
Attn:   Domestic Wire Dept.

Give these instructions: Credit Account #00-30-015 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received, less any costs IDSC incurs, will be returned promptly.

o    Minimum amount you may wire:  $1,000.

o Wire orders can be accepted only on days when your bank, American Express Financial Corporation (AEFC), IDSC and
     Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and we accept the purchase.

o    Bank wire purchases are not sent until the next business day.

o Wire investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m.
     Central time to be credited that day. Otherwise your purchase will be processed the next business day.

o IDSC, AEFC and its other subsidiaries are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o    You must pay any fee the bank charges for wiring.

Full and partial withdrawals

You may withdraw your certificate for its full value or make a partial withdrawal of $100 or more at any time. However:

o If your withdrawal request is received in the Minneapolis headquarters on a business day before 3 p.m. Central time, it will be processed that day and payment will be sent the next business day. Otherwise, your request will be processed one business day later.

o Full and partial withdrawals of principal are subject to penalties, described below.
PAGE 17
o Interest payments in cash may be sent to you at the end of each certificate month, quarter, semiannual, annual basis or end of term.

o If a withdrawal reduces your account value to a point where we pay a lower interest rate, you will earn the lower rate from the date of the withdrawal.

o Partial withdrawals during a term must be at least $100. You may not make a partial withdrawal if it would reduce your certificate balance to less than $250,000. If you request such a withdrawal, we will contact you for revised instructions.

o Scheduled partial withdrawals may be made monthly, quarterly, semiannually, annually and at term end.

o Withdrawals before the end of the certificate month will result in loss of accrued interest on the amount withdrawn.
     You'll get the best result by timing a withdrawal at the end of the certificate month.

Penalties for early withdrawal during a term: When you request a full or partial withdrawal, we pay the amount you request:

o    first from interest credited during the current term;
o    then from the principal of your certificate.

Any withdrawals (other than of interest credited) during a term are deducted from the principal and are used in determining any withdrawal charges.

Withdrawal penalties: For withdrawals during the term of more than the interest credited that term, a 2% withdrawal penalty will be deducted from the account's remaining balance.

For example, assume you invest $1 million in a certificate and select a two-year term. Four months later assume you have earned
$27,000 in interest. The following demonstrates how the withdrawal charge is deducted:

When you withdraw a specific amount of money in excess of the interest credited, we would have to withdraw somewhat more from your account to cover the withdrawal charge. For instance, suppose you request a $100,000 check on a $1 million investment. The first $27,000 paid to you is interest earned that term, and the remaining $73,000 paid to you is principal. We would send you a check for $100,000 and deduct a withdrawal charge of $1,460 (2% of $73,000) from the remaining balance of your certificate. Your new balance would be $925,540.

PAGE 18
Total investments                            $1,000,000.00
Interest credited                               $27,000.00
Total balance                                $1,027,000.00

Requested check                                $100,000.00
Credited interest withdrawn                    ($27,000.00)

Withdrawal charge percent                                2%
Actual withdrawal charge                         $1,460.00

Balance prior to withdrawal                  $1,027,000.00
Requested withdrawal check                    ($100,000.00)
Withdrawal charge                               ($1,460.00)
Total balance after withdrawal                 $925,540.00

Additionally if you make a withdrawal during a certificate month, you will lose the entire amount of accrued but uncredited interest for the month on the amount withdrawn. Reducing your amount below $1 million would also cause it to earn interest at a lower rate.

For more information on withdrawal charges, talk with your American Express financial advisor or call the Client Service Organization at the number on the back cover.

When your certificate term ends

About one week before the end of the term you have selected for your certificate, we will send you a notice indicating your term end date. Otherwise to find out your term end date and/or the current interest rates, contact the Client Service Organization at the telephone number listed on the back cover. The interest rate for your next term can be obtained by calling this number after 12:00 noon Central time on the business day preceding your renewal date. When your certificate term ends we will automatically renew your certificate for the same term unless you notify us otherwise.

If you wish to select a different term, you must notify us either by telephone or in writing before the end of the grace period. You will not be allowed to select a term that would carry the certificate past its maturity date.

The interest rates that will apply to your new term will be those in effect on the day the new term begins. We will send you a confirmation showing the rate of interest that will apply to the new term you have selected. This rate of interest will not be changed during that term.

If you want to withdraw your certificate without a withdrawal charge, you must notify us within 15 calendar days following the end of a term.

You may also add to your investment within the 15 calendar days following the end of your term. See "Additional investments" under "About the certificate."

PAGE 19
Other full and partial withdrawal policies:

o If you request a partial or full withdrawal of a certificate recently purchased or added to by a check or money order that is not guaranteed, we will wait for your check to clear. Please expect a minimum of 10 days from the date of your payment before IDSC mails a check to you. A check may be mailed earlier if the bank provides evidence that your check has cleared.

o If your certificate is pledged as collateral, any withdrawal will be delayed until we get approval from the secured party.

o Any payments to you may be delayed under applicable rules, regulations or orders of the SEC.

Transfers to other accounts

You may transfer part or all of your certificate to any other IDS certificate or into another new or existing American Express
Financial Advisors Inc. account that has the same ownership
(subject to any terms and conditions that may apply).

Two ways to request a withdrawal or transfer

1
By phone

o Call the Client Service Organization at the telephone numbers listed on the back cover between 8 a.m. and 6 p.m. your local time.

o    Maximum phone request:  $50,000.

o    Transfers into an American Express Financial Advisors Inc.
     account with the same ownership.

o A telephone withdrawal request will not be allowed within 30 days of a phoned-in address change.

o We will honor any telephone request believed to be authentic and will use reasonable procedures to confirm that it is. This includes asking identifying questions and tape recording telephone calls. If reasonable procedures are not followed, IDSC or AEFC will be liable for any loss resulting from fraudulent requests.

You may request that telephone withdrawals not be authorized from your account by writing the Client Service Organization.

PAGE 20
2
By mail

Send your name, account number and request for a withdrawal or transfer to:

Regular mail:
American Express Financial Advisors Inc.
Client Service Organization
IDS Tower 10
Minneapolis, MN  55440-0010

Express mail:
American Express Financial Advisors Inc.
Client Service Organization
733 Marquette Ave.
Minneapolis, MN  55440-0010

Written requests are required for:

o    Transactions over $50,000.

o Pension plans and custodial accounts where the minor has reached the age at which custodianship should terminate.

o Transfers to another American Express Financial Advisors Inc. account with different ownership (all current registered owners must sign the request).

Three ways to receive payment when you withdraw funds

1
By regular or express mail

o Mailed to address on record; please allow seven days for mailing.

o    Payable to name(s) you requested.

o You will be charged a fee if you request express mail delivery. We will deduct the fee from your remaining certificate balance, provided that balance would not be less than $250,000. If the balance would be less than $250,000, the fee is deducted from the proceeds of the withdrawal.

2
By wire

o    Minimum wire withdrawal:  $1,000.

o    Request that money be wired to your bank.

o    Bank account must be in same ownership as IDSC account.

PAGE 21
o Pre-authorization required. Complete the bank wire authorization section in the application or use a form supplied by your American Express financial advisor. All registered owners must sign.

o A service fee, if any, may be deducted from your balance (for partial withdrawals) or from the proceeds of a full withdrawal.

3
By electronic transfer

o Available only for pre-authorized scheduled partial withdrawals and other full or partial withdrawals.

o    No charge.

o    Deposited electronically in your bank account.

o    Allow two to five business days from request to deposit.

Retirement plans: special policies

o If the certificate is purchased for a 401(k) plan or other qualified retirement plan account, the terms and conditions of the certificate apply to the plan as the owner of this certificate. However, the terms of the plan, as interpreted by the plan trustee or administrator, will determine how a participant's individual account under the plan is administered. These terms may differ from the terms of the certificate.

o If your certificate is held in a Custodial Retirement Plan (or Keogh plan), special rules may apply at maturity. If no other investment instructions are provided directing how to handle your certificate at maturity, the full value of the certificate will automatically transfer to a new or existing cash management account according to the rules outlined in the Custodial Retirement Plan document.

o The annual custodial fee for IRA or non-401(k) qualified retirement plans may be deducted from your certificate account. It may reduce the amount payable at maturity or the amount received upon an early withdrawal.

o Retirement plan withdrawals may be subject to withdrawal penalties or loss of interest even if they are not subject to federal tax penalties.

o We will waive withdrawal penalties on withdrawals for IRA certificate accounts for your required distributions.

o If you withdraw all funds from your last account in an IRA at American Express Trust Company, a $50 termination fee will apply.
PAGE 22
o The IRA termination fee will be waived if a withdrawal occurs after you have reached age 59 1/2 or upon the owner's death.

Withdrawal at death

If a certificate is surrendered upon the client's death, any applicable surrender charge will be waived. In addition, if an IRA termination fee is applicable, it will also be waived.

Transfer of ownership

While this certificate is not negotiable, IDSC will transfer ownership upon written notification to our Client Service Organization. However, if you have purchased your certificate for an IRA, 401(k) plan or other qualified retirement plan, you may be unable to transfer or assign the certificate without losing the account's favorable tax status. Please consult your tax advisor.

For more information

For information on purchases, withdrawals, exchanges, transfers of ownership, proper instructions and other service questions regarding your certificate, please consult your American Express financial advisor or call the Client Service Organization at the telephone numbers listed on the back cover.

Taxes on your earnings

Interest on your certificate is taxable when credited to your account. Each calendar year we provide the certificate account owner and the IRS with reports of all earnings over $10 (Form
1099). Withdrawals are reported to the certificate account owner and the IRS on Form 1099-B, Proceeds from Broker Transactions.

Retirement accounts

If you are using the certificate as an investment for an IRA, 401(k) plan account or other qualified retirement plan account, income tax rules for your IRA or qualified plan apply. Generally, you will pay no income taxes on your investment's earnings--and, in many cases, on part or all of the investment itself--until you begin to make withdrawals.

IDSC will withhold federal income taxes of 10% on IRA withdrawals unless you tell us not to. IDSC is required to withhold federal income taxes of 20% on most other qualified plan distributions, unless the distribution is directly rolled over to another qualified plan or IRA.

Withdrawals from retirement accounts are generally subject to a penalty tax of 10% by the IRS if you make them before age 59 1/2, unless you are disabled or if they are made by your beneficiary in the event of your death. Other exceptions may also apply. Also, withdrawals of principal during a certificate month may be subject to the certificate's provision for loss of interest.

Consult your tax advisor to see how these rules apply to you before you request a distribution from your plan or IRA.
PAGE 23
Gifts to minors

The certificate may be given to a minor under either the Uniform Gifts or Uniform Transfers to Minors Act (UGMA/UTMA), whichever applies in your state. UGMAs/UTMAs are irrevocable. Generally, under federal tax laws, income over $1,200 on property owned by children under age 14 will be taxed at the parents' marginal tax rate, while income on property owned by children 14 or older will be taxed at the child's rate.

Your Taxpayer Identification Number (TIN) and backup withholding:
As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN)--either your Social Security or Employer Identification Number. The TIN must be certified under penalties of perjury on your application when you open an account with IDSC.

If you don't provide the TIN to IDSC, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of your interest earnings. You could also be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN;
o a civil penalty of $500 if you make a false statement that results in no backup withholding; and
o    criminal penalties for falsifying information.

You could also be subject to backup withholding because you failed to report interest on your tax return as required.

To help you determine the correct TIN to use on various types of accounts, please use this chart:

How to determine the correct TIN

                                 Use the Social Security or
For this type of account:        Employer Identification Number of:

Individual or joint account      The individual or individuals
                                 listed on the account

Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                   The grantor-trustee (the person
                                 who puts the money into the trust)

An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless
                                 no legal entity is designated in
                                 the account title)

Sole proprietorship              The owner

Partnership                      The partnership

Corporate                        The corporation
PAGE 24
Association, club or             The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors Inc. office for federal
Form W-9, "Request for Taxpayer Identification Number and
Certification".

Foreign investors

If you are not a citizen or resident of the United States, you must supply IDSC with Form W-8, Certificate of Foreign Status when you purchase your certificate, and you must resupply it every three years. You must also supply both a current mailing address and an address of foreign residency, if different. IDSC will not accept purchases of certificates by nonresident aliens without an appropriately certified Form W-8 (or approved substitute). Also, if you do not supply Form W-8 you will be subject to backup withholding on interest payments and withdrawals.

Interest on the certificate is "portfolio interest" as defined in U.S. Internal Revenue Code Section 871(h) if earned by a nonresident alien. Even though your interest income is not taxed by the U.S. government, it will be reported at year end to you and to the U.S. government on a Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding. The United States participates in various tax treaties with foreign countries, which provide for sharing of tax information.

Estate tax: If you are a nonresident alien and you die while owning a certificate, then, depending on the circumstances, IDSC generally will not act on instructions with regard to the certificate unless IDSC first receives, at a minimum, a statement from persons IDSC believes are knowledgeable about your estate.
The statement must be in a form satisfactory to IDSC and must tell us that, on your date of death, your estate did not include any property in the United States for U.S. estate tax purposes. In other cases, we generally will not take action regarding your certificate until we receive a transfer certificate from the IRS or evidence satisfactory to IDSC that the estate is being administered by an executor or administrator appointed, qualified and acting within the United States. In general, a transfer certificate requires the opening of an estate in the United States and provides assurance that the IRS will not claim your certificate to satisfy estate taxes.

Important: The information in this prospectus is a brief and selective summary of certain federal tax rules that apply to this certificate and is given on the basis of current law and practice. Tax matters are highly individual and complex. Investors should consult a qualified tax advisor regarding their own position.

Trusts

If the investor is a trust, the policies and procedures described above will apply with regard to each grantor who is a nonresident alien.
PAGE 25
How your money is used and protected

Invested and guaranteed by IDSC

The IDS Preferred Investors Certificate is issued and guaranteed by IDSC, a wholly owned subsidiary of AEFC. We are by far the largest issuer of face amount certificates in the United States, with total assets of more than $3.5 billion and a net worth in excess of $194 million on Dec. 31, 1996.

We back our certificates by investing the money received and keeping the invested assets on deposit. Our investments generate interest and dividends, out of which we pay:

     o    interest to certificate owners; and

     o various expenses, including taxes, fees to AEFC for advisory and other services and distribution fees to American Express Financial Advisors Inc.

For a review of significant events relating to our business, see
"Management's discussion and analysis of financial condition and results of operations." Our certificates are not rated by a national rating agency.

Most banks and thrifts offer investments known as certificates of deposit (CDs) that are similar to our certificates in many ways. Early withdrawals of bank CDs often result in penalties. Banks and thrifts generally have federal deposit insurance for their deposits and lend much of the money deposited to individuals, businesses and other enterprises. Other financial institutions and some insurance companies may offer investments with comparable combinations of safety and return on investment.

Regulated by government

Because the IDS Preferred Investors Certificate is a security, its offer and sale are subject to regulation under federal and state securities laws. (It is a face-amount certificate -- not a bank product, an equity investment, a form of life insurance or an investment trust.)

The federal Investment Company Act of 1940 requires us to keep investments on deposit in a segregated custodial account to protect all of our outstanding certificates. These investments back the entire value of your certificate account. Their amortized cost must exceed the required carrying value of the outstanding certificates by at least $250,000. As of Dec. 31, 1996, the amortized cost of these investments exceeded the required carrying value of our outstanding certificates by more than $151 million.

Backed by our investments

Our investments are varied and of high quality. This was the composition of our portfolio as of Dec. 31, 1996:

PAGE 26
Type of investment           Net amount invested

Corporate and other bonds            38%
Government agency bonds              31
Preferred stocks                     20
Mortgages                             6
Cash and cash equivalents             3
Municipal bonds                       2

As of Dec. 31, 1996, about 93% of our securities portfolio
(including bonds and preferred stocks) is rated investment grade.
For additional information regarding securities ratings, please refer to Note 3B in the financial statements.

Most of our investments are on deposit with American Express Trust Company, Minneapolis, although we also maintain separate deposits as required by certain states. American Express Trust Company is a wholly owned subsidiary of AEFC. Copies of our Dec. 31, 1996 schedule of Investments in Securities of Unaffiliated Issuers are available upon request. For comments regarding the valuation, carrying values and unrealized appreciation (depreciation) of investment securities, see Notes 1, 2 and 3 to the financial statements.

Investment policies

In deciding how to diversify the portfolio -- among what types of investments in what amounts -- the officers and directors of IDSC use their best judgment, subject to applicable law. The following policies currently govern our investment decisions:

Debt securities-
Most of our investments are in debt securities as referenced in the table in "Backed by our investments" under "How your money is used and protected."

Purchasing securities on margin -
We will not purchase any securities on margin or participate on a joint basis or a joint-and-several basis in any trading account in securities.

Commodities -
We have not and do not intend to purchase or sell commodities or commodity contracts except to the extent that transactions described in "Financial transactions including hedges" in this section may be considered commodity contracts.

Underwriting -
We do not intend to engage in the public distribution of securities issued by others. However, if we purchase unregistered securities and later resell them, we may be considered an underwriter under federal securities laws.

Borrowing money -
From time to time we have established a line of credit if management believed borrowing was necessary or desirable. We may pledge some of our assets as security. We may occasionally use repurchase agreements as a way to borrow money. Under these PAGE 27 agreements, we sell debt securities to our lender, and repurchase them at the sales price plus an agreed-upon interest rate within a specified period of time.

Real estate -
We may invest in limited partnership interests in limited partnerships that either directly, or indirectly through other limited partnerships, invest in real estate. We may invest directly in real estate. We also invest in mortgage loans.

Lending securities -
We may lend some of our securities to broker-dealers and receive cash equal to the market value of the securities as collateral. We invest this cash in short-term securities. If the market value of the securities goes up, the borrower pays us additional cash. During the course of the loan, the borrower makes cash payments to us equal to all interest, dividends and other distributions paid on the loaned securities. We will try to vote these securities if a major event affecting our investment is under consideration.

When-issued securities-
Some of our investments in debt securities are purchased on a when-issued basis. It may take as long as 45 days or more before these securities are issued and delivered to us. We generally do not pay for these securities or start earning on them until delivery. We have established procedures to ensure that sufficient cash is available to meet when-issued commitments.

Financial transactions including hedges-
We buy or sell various types of options contracts for hedging purposes or as a trading technique to facilitate securities purchases or sales. We buy interest rate caps for hedging purposes. These pay us a return if interest rates rise above a specified level. If interest rates do not rise above a specified level, the interest rate caps do not pay us a return. IDSC may enter into other financial transactions, including futures and other derivatives, for the purpose of managing the interest rate exposures associated with IDSC's assets or liabilities. We do not use derivatives for speculative purposes.

Illiquid securities -
A security is illiquid if it cannot be sold in the normal course of business within seven days at approximately its current market value. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. IDSC's investment advisor will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 15% of IDSC's investment portfolio will be held in securities that are illiquid. In valuing its investment portfolio to determine this 15% limit, IDSC will use statutory accounting under an SEC order. This means that, for this purpose, the portfolio will be valued in accordance with applicable Minnesota law governing investments of life insurance companies, rather than generally accepted accounting principles.

PAGE 28
Restrictions -
There are no restrictions on concentration of investments in any particular industry or group of industries or on rates of portfolio turnover.

Certain investment considerations

The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of a bond also fluctuates if its credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, IDSC relies both on independent rating agencies and the investment manager's credit analysis. Under normal circumstances, at least 85% of the securities in IDSC's Portfolio will be rated investment grade, or in the opinion of IDSC's investment advisor will be the equivalent of investment grade. Under normal circumstances, IDSC will not purchase any security rated below B-by Moody's Investors Service, Inc. or Standard & Poor's.
Securities that are subsequently downgraded in quality may continue to be held by IDSC and will be sold only when IDSC believes it is advantageous to do so.

As of Dec. 31, 1996, IDSC held about 7% of its investment portfolio (including bonds, preferred stocks, mortgages and cash equivalents) in investments rated below investment grade.

When-issued securities are subject to market fluctuations and they may affect IDSC's investment portfolio the same as owned securities.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. A small change in the value of the underlying asset, security or index may cause a sizable gain or loss in the fair value of the derivative.

How your money is managed

Relationship between IDSC and American Express Financial
Corporation

IDSC was originally organized as Investors Syndicate of America, Inc., a Minnesota corporation, on Oct. 15, 1940, and began business as an issuer of face amount investment certificates on Jan. 1, 1941. The company became a Delaware corporation on Dec. 31, 1977, and changed its name to IDS Certificate Company on April 2, 1984.

Before IDSC was created, AEFC (formerly known as IDS Financial Corporation), our parent company, had issued similar certificates since 1894. As of Jan. 1, 1995, IDS Financial Corporation changed its name to AEFC. IDSC and AEFC have never failed to meet their certificate payments.

PAGE 29
During its many years in operation, AEFC has become a leading manager of investments in mortgages and securities. As of Dec. 31, 1996, AEFC managed investments, including its own, of more than $149 billion. American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC, provides a broad range of financial planning services for individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors. American Express Financial Advisors' financial planning services are comprehensive, beginning with a detailed written analysis that's tailored to your needs. Your analysis may address one or all of these six essential areas: financial position, protection planning, investment planning, income tax planning, retirement planning and estate planning.

AEFC itself is a wholly owned subsidiary of American Express
Company, a financial services company with executive offices at American Express Tower, World Financial Center, New York, NY 10285. American Express Company is a financial services company engaged through subsidiaries in other businesses including:

o travel related services (including American Express(R) Card and Travelers Cheque operations through American Express
     Travel Related Services Company, Inc. and its subsidiaries);
     and

o international banking services (through American Express Bank Ltd. and its subsidiaries including American Express Bank
     International).

Capital structure and certificates issued

IDSC has authorized, issued and has outstanding 150,000 shares of common stock, par value of $10 per share. AEFC owns all of the outstanding shares.

As of Dec. 31, 1996, IDSC had issued (in face amount)
$13,327,949,715 installment certificates and $15,788,445,077 of single payment certificates.

Investment management and services

Under an Investment Advisory and Services Agreement, AEFC acts as our investment advisor and is responsible for:

o    providing investment research;
o    making specific investment recommendations; and
o executing purchase and sale orders according to our policy of obtaining the best price and execution.

PAGE 30
All these activities are subject to direction and control by our board of directors and officers. Our agreement with AEFC requires annual renewal by our board, including a majority of directors who are not interested persons of AEFC or IDSC as defined in the federal Investment Company Act of 1940.

For its services, we pay AEFC a monthly fee, equal on an annual basis to a percentage of the total book value of certain assets
(included assets).

Advisory and services fee computation:

Included assets            Percentage of total book value

First $250 million                    0.75%
Next 250 million                      0.65
Next 250 million                      0.55
Next 250 million                      0.50
Any amount over 1 billion             0.45

Included assets are all assets of IDSC except mortgage loans, real estate, and any other asset on which we pay an advisory or service fee.

Advisory and services fee for the past three years:

                                  Percentage of
Year        Total fees            included assets
1996        $16,989,093               0.50%
1995        $16,472,458               0.50
1994        $13,565,432               0.51

Estimated advisory and services fees for 1997 are $16,621,000.

Other expenses payable by IDSC:  The Investment Advisory and
Services Agreement provides that we will pay:

o costs incurred by us in connection with real estate and mortgages;
o    taxes;
o    depository and custodian fees;
o    brokerage commissions;
o fees and expenses for services not covered by other agreements and provided to us at our request, or by requirement, by attorneys, auditors, examiners and professional consultants who are not officers or employees of AEFC;
o fees and expenses of our directors who are not officers or employees of AEFC;
o provision for certificate reserves (interest accrued on certificate owner accounts); and
o expenses of customer settlements not attributable to sales function.

PAGE 31
Distribution

Under a Distribution Agreement with American Express Financial Advisors Inc. we pay an annualized fee equal to .66% of the amounts outstanding for the distribution of this certificate. Payments are made at the end of each term on certificates with a one-, two- or three-month term. Payments are made each quarter from issuance date on certificates with a six-, 12-, 24- or 36-month term.

Total distribution fees paid to American Express Financial Advisors Inc. for all series of certificates amounted to $29,971,960 during the year ended Dec. 31, 1996. We expect to pay American Express Financial Advisors Inc. distribution fees amounting to $30,806,000 during 1997.

See Note 1 to Financial statements regarding deferral of distribution fee expense.

American Express Financial Advisors Inc. pays commissions to its financial advisors and pays other selling expenses in connection with services to us. Our board of directors, including a majority of directors who are not interested persons of American Express Financial Advisors Inc. or IDSC, approved this distribution agreement.

Employment of other American Express affiliates

AEFC may employ an affiliate of American Express Company as executing broker for our portfolio transactions only if:

o we receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar services;
o the affiliate charges us commissions consistent with those charged to comparable unaffiliated customers for similar transactions; and
o the affiliate's employment is consistent with the terms of the current Investment Advisory and Services Agreement and federal securities laws.

Directors and officers

IDSC's directors, chairman, president and controller are elected annually for a term of one year. The other executive officers are appointed by the president.

We paid a total of $37,000 during 1996 to directors not employed by AEFC.

PAGE 32
Board of directors

David R. Hubers*
Born in 1943.  Director since 1987.
President and chief executive officer of AEFC since 1993. Senior vice president and chief financial officer of AEFC from 1984 to 1993.

Charles W. Johnson
Born in 1929.  Director since 1989.
Director, Communications Holdings, Inc. Former vice president and group executive, Industrial Systems, with Honeywell, Inc. Retired 1989.

Richard W. Kling*
Born in 1940.  Director since 1996.
Chairman of the board of directors since 1996. Director of IDS Life Insurance Company since 1984; president since 1994. Executive vice president of Marketing and Products of AEFC from 1988 to 1994. Senior vice president of AEFC since 1994. Director of IDS Life Series Fund, Inc. and member of the board of managers of IDS Life Variable Annuity Funds A and B.

Edward Landes
Born in 1919.  Director since 1984.
Development consultant. Director of IDS Life Insurance Company of New York. Director of Endowment Development, YMCA of Metropolitan Minneapolis. Vice president for Financial Development, YMCA of Metropolitan Minneapolis from 1985 through 1995. Former sales manager - Supplies Division and district manager - Data Processing Division of IBM Corporation. Retired 1983.

John V. Luck, Ph.D.
Born in 1926.  Director since 1987.
Former senior vice president - Science and Technology with General Mills, Inc. Employed with General Mills, Inc. since 1968. Retired 1988.

James A. Mitchell*
Born in 1941.  Director since 1994.
Chairman of the board of directors from 1994 to 1996. Executive vice president - Marketing and Products of AEFC since 1994. Senior vice president - Insurance Operations of AEFC and president and chief executive officer of IDS Life Insurance Company from 1986 to 1994.

Harrison Randolph
Born in 1916.  Director since 1968.
Engineering, manufacturing and management consultant since 1978.

Gordon H. Ritz
Born in 1926.  Director since 1968.
Director, Mid-America Publishing and Atrix International, Inc.
Former president, Com Rad Broadcasting Corp.  Former director,
Sunstar Foods.

PAGE 33
Stuart A. Sedlacek*
Born in 1957.  Director since 1994.
President since 1994. Vice president - Assured Assets of AEFC since 1994. Vice president and portfolio manager from 1988 to 1993. Executive vice president - Assured Assets of IDS Life
Insurance Company since 1994.

*"Interested Person" of IDSC as that term is defined in Investment Company Act of 1940.

Executive officers

Stuart A. Sedlacek
Born in 1957.  President since 1994.

Morris Goodwin Jr.
Born in 1951.  Vice president and treasurer since 1989.
Vice president and corporate treasurer of AEFC since 1989. Chief financial officer and treasurer of American Express Trust Company from 1988 to 1989.

Timothy S. Meehan
Born in 1957.  Secretary since 1995.
Secretary of AEFC and American Express Financial Advisors Inc.
since 1995. Senior counsel to AEFC since 1995. Counsel from 1990 to 1995.

Lorraine R. Hart
Born in 1951.  Vice president - Investments since 1994.
Vice president - Insurance Investments of AEFC since 1989. Vice president - Investments of IDS Life Insurance Company since 1992.

Jay C. Hatlestad
Born in 1957.  Vice president and controller of IDSC since 1994.
Manager of Investment Accounting of IDS Life Insurance Company from
1986 to 1994.

Bruce A. Kohn
Born in 1951.  Vice president and general counsel since 1993.
Senior counsel to AEFC since 1996. Counsel to AEFC from 1992 to 1996. Associate counsel from 1987 to 1992.

F. Dale Simmons
Born in 1937.  Vice president - Real Estate Loan Management since
1993. Vice president of AEFC since 1992. Senior portfolio manager of AEFC since 1989. Assistant vice president from 1987 to 1992.

The officers and directors as a group beneficially own less than 1% of the common stock of American Express Company.

IDSC has provisions in its bylaws relating to the indemnification of its officers and directors against liability, as permitted by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.
PAGE 34
Auditors

A firm of independent auditors audits our financial statements at the close of each fiscal year (Dec. 31). Copies of our annual financial statements (audited) and semiannual financial statements (unaudited) are available to any certificate owner upon request.

Ernst & Young LLP, Minneapolis, has audited the financial statements for each of the years in the three-year period ended
Dec. 31, 1996.  These statements are included in this prospectus.
Ernst & Young LLP is also the auditor for American Express Company, the parent company of AEFC and IDSC.

Other certificates issued by IDSC: Your American Express financial advisor can give you more information on five other certificates issued by IDSC. These certificates offer a wide range of investment terms and features.

IDS Cash Reserve Certificate - A single payment certificate that permits additional investments on which IDSC guarantees interest in advance for a three-month term.

IDS Flexible Savings Certificate - A single payment certificate that permits additional investments and on which IDSC guarantees interest in advance for a term of six, 12, 18, 24, 30 or 36 months.

IDS Installment Certificate - An installment payment certificate that declares interest in advance for a three-month period and offers bonuses in the third through sixth years for regular investments.

IDS Stock Market Certificate - A single payment certificate that calculates all or part of your interest based on stock market performance, as measured by a broad market index, with IDSC's guarantee of return of principal.

PAGE 35
Appendix

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment. When assessing each non-rated security, IDSC will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Summary of selected financial information


The following selected financial information has been derived from the audited financial statements and should be read in conjunction with those statements and the related notes to financial statements. Also see Management's Discussion and Analysis of Financial Condition and Results of Operations for additional comments.

Year Ended Dec. 31,                                             1996          1995         1994         1993          1992
                                                                                         ($ thousands)
Statement of Operations Data:

Investment income                                             $251,481      $256,913     $207,975      $236,859    $294,799
Investment expenses                                             62,851        62,817       58,690        65,404      69,630

Net investment income before provision for
  certificate reserves and income tax benefit                  188,630       194,096      149,285       171,455     225,169
Net provision for certificate reserves                         171,968       176,407      107,288       123,516     178,175

Net investment income before income taxes                       16,662        17,689       41,997        47,939      46,994
Income tax benefit                                               6,537         9,097        2,663        3,3651       1,666

Net investment income                                           23,199        26,786       44,660        51,304      58,660
Realized gain (loss) on investments - net:
Securities of unaffiliated issuers                                (444)          452       (7,514)       (9,870)     (9,498)
Other - unaffiliated                                               101          (120)       1,638          (418)       (500)

Total gain (loss) on investments                                  (343)          332       (5,876)      (10,288)     (9,998)
Income tax benefit (expense)                                       120          (117)       2,047         4,617           -

Net realized gain (loss) on investments                           (223)          215       (3,829)       (5,671)     (9,998)
Net income - wholly owned subsidiary                             1,251           373          241           120           3

Net income                                                     $24,227       $27,374      $41,072       $45,753     $48,665

Dividends declared:
Cash                                                           $65,000            $-      $40,200       $64,500     $83,750
In-kind(a)                                                           -             -            -             -      64,558

Balance Sheet Data:
Total assets                                                $3,563,234    $3,912,131   $3,040,857    $2,951,405  $3,444,985
Certificate loans                                               43,509        51,147       58,203        67,429      77,347
Certificate reserves                                         3,283,191     3,628,574    2,887,405     2,777,451   3,256,472
Stockholder's equity                                           194,550       250,307      141,852       161,138     179,885


IDS Certificate Company (IDSC) is 100% owned by American Express Financial Corporation (Parent).

(a) Consisted of an investment security at amortized cost.

Management's discussion and analysis of financial condition and results of operations

Results of operations:

IDS Certificate Company's (IDSC) earnings are derived primarily from the after-tax yield on invested assets less investment expenses and interest credited on certificate reserve liabilities. Changes in earnings' trends occur largely due to changes in the rates of return on investments and the rates of interest credited to certificate owner accounts and also, the mix of fully taxable and tax-advantaged investments in the IDSC portfolio.

During the years 1994 and 1995, total assets and certificate reserves increased due to certificate sales exceeding certificate maturities and surrenders. The excess of certificate sales over certificate maturities and surrenders resulted primarily from higher accrual rates declared by IDSC during the last six months of 1994 and the first six months of 1995, reflecting rising interest rates in the marketplace. The increase in total assets in 1995 reflects also an increase of $81 million in net unrealized appreciation on investment securities classified as available for sale. The increase in total assets in 1994 was tempered by $23 million of net unrealized depreciation on investment securities classified as available for sale, net of deferred taxes of $13 million.

During the year 1996, total assets and certificate reserves decreased due primarily to certificate maturities and surrenders exceeding certificate sales. The excess of certificate maturities and surrenders over certificate sales resulted primarily from lower accrual rates declared by IDSC during the year. The decrease in total assets in 1996 reflects also, a decrease in unrealized appreciation on investment securities classified as available for sale of $23 million and cash dividends paid to Parent of $65 million. The decrease in total assets in 1996 was tempered by an increase in payable for securities purchased of $62 million that settled in early 1997.

1996 Compared to 1995:

Gross investment income decreased 2.1% due primarily to lower investment yields.

Investment expenses increased slightly in 1996. The increase resulted primarily from higher amortization of premiums paid for index options of $2.1 million and higher investment advisory and services fee of $.5 million due to a slightly higher average asset base on which the fee is calculated. These increases were offset by lower distribution fees of $1.2 million due to lower certificate sales, and lower amortization of premiums paid for interest rate caps/corridors of $1.4 million. The lower amortization of interest rate caps/corridors reflects the net of $8.2 million lower amortization and $6.8 million less interest earned under the cap/corridor agreements.

PAGE 38
Net provision for certificate reserves decreased 2.5% due primarily to the net of lower accrual rates and a slightly higher average balance of certificate reserves during 1996.

The decrease in income tax benefit resulted primarily from a lesser portion of net investment income before income tax benefit being attributable to tax-advantaged income.

1995 Compared to 1994:

Gross investment income increased 24% due primarily to a higher average balance of invested assets and slightly higher investment yields.

The 7.1% increase in investment expenses resulted primarily from higher distribution fees due to higher sales of certificates that provide for no deferral of those fees, and higher investment advisory and services fee due to a higher asset base on which the fee is calculated. These increases were partially offset by lower amortization of the cost of options and interest rate caps/corridors. The lower amortization of interest rate caps/corridors reflects the net of $1.7 million of accelerated amortization and $5.6 million higher interest earned under the cap/corridor agreements.

Net provision for certificate reserves increased 65% reflecting a higher average balance of certificate reserves and higher accrual rates.

The increase in income tax benefit resulted primarily from a greater portion of net investment income before income tax benefit being attributable to tax-advantaged income.

Liquidity and cash flow:

IDSC's principal sources of cash are payments from sales of face-amount certificates and cash flows from investments. In turn, IDSC's principal uses of cash are payments to certificate owners for matured and surrendered certificates, purchase of investments and payments of dividends to its Parent.

Although total certificate sales decreased 41% in 1996 compared to 1995, certificate sales remained strong reflecting clients' ongoing desire for safety of principal. Sales of certificates totaled
$1.0 billion in 1996 compared to $1.8 billion in 1995 and $1.5 billion during 1994. Certificate sales in 1995 benefited from the special introductory promotion of IDSC's 11-month term Flexible Savings certificate which generated sales of $562 million.

The special promotion of the 11-month term Flexible Savings certificate was offered from May 10, 1995 to July 3, 1995, and applied only to sales of new certificate accounts during the promotion period. Certificates sold during the promotion period received a special interest rate of 7.0% for the 11-month term.

Certificate maturities and surrenders totaled $1.7 billion during 1996 compared to $1.0 billion in 1995 and $1.2 billion in 1994. The higher certificate maturities and surrenders in 1996 resulted primarily from $461 million of surrenders of the 11-month Flexible Savings certificate. The surrenders of the 11-month Flexible Savings certificate resulted primarily from lower accrual rates declared by IDSC at term renewal, reflecting interest rates available in the marketplace.

IDSC, as an issuer of face-amount certificates, is affected whenever there is a significant change in interest rates. In view of the uncertainty in the investment markets and due to the short-term repricing nature of certificate reserve liabilities, IDSC continues to invest in securities that provide for more immediate, periodic interest/principal payments, resulting in improved liquidity. To accomplish this, IDSC continues to invest much of its cash flow in mortgage-backed securities and intermediate-term bonds.

IDSC's investment program is designed to maintain an investment portfolio that will produce the highest possible after-tax yield within acceptable risk standards with additional emphasis on liquidity. The program considers investment securities as investments acquired to meet anticipated certificate owner obligations.

Under Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. The available-for-sale classification does not mean that IDSC expects to sell these securities, but that under SFAS No. 115 positive intent criteria, these securities are available to meet possible liquidity needs should there be significant changes in market interest rates or certificate owner demand. See notes 1 and 3 to the financial statements for additional information relating to SFAS No. 115.

At Dec. 31, 1996, securities classified as held to maturity and carried at amortized cost were $.9 billion. Securities classified as available for sale and carried at fair value were $2.2 billion. These securities, which comprise 88% of IDSC's total invested assets, are well diversified. Of these securities, 98% have fixed maturities of which 93% are of investment grade. Other than U.S. Government Agency mortgage-backed securities, no one issuer represents more than 1% of total securities. See note 3 to financial statements for additional information on ratings and diversification.

During the year ended Dec. 31, 1996, IDSC sold held-to-maturity securities with an amortized cost and fair value of $2.3 million and $1.8 million, respectively. The securities were sold due to significant deterioration in the issuers' creditworthiness. In addition, a held-to-maturity security with an amortized cost of $20 million was tendered for $23.2 million. By not accepting the tender offer, Management believes it would have left IDSC vulnerable to issuer's credit deterioration and it is reasonably probable, impairment of investment and /or dividends would occur.
During the same period in 1996, securities classified as available
PAGE 40

for sale were sold with an amortized cost and fair value of $319 million and $314 million, respectively. The securities were sold primarily to cover the cash outflows from surrenders of the 11-month Flexible Savings certificate.

During the year ended Dec. 31, 1995, investment securities, primarily municipal bonds, with an amortized cost and fair value of $112 million and $117 million, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of IDSC adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities. There were no other transfers of securities during the years 1996 and 1995.

Derivative financial instruments:

IDSC enters into transactions involving interest rate caps, and purchased and written call options to manage its exposure to rising interest rates. IDSC does not enter into such transactions for trading purposes. There is a possibility that the value of these instruments will change due to fluctuations in a factor from which the instruments derive their values. IDSC is not subject to this market risk because these instruments are largely used to hedge such risks, and therefore, the cash flow and income effects of the instruments are inverse to the effects of the underlying transactions. See note 9 to financial statements for additional information regarding derivative financial instruments.

Dividends:

Cash dividends of $65 million were paid to IDSC's Parent in 1996.

Ratios:

The ratio of stockholder's equity, excluding net unrealized holding gains on investment securities, to total assets less certificate loans and net unrealized holding gains on investment securities at Dec. 31, 1996 was 5.2% compared to 5.8% in 1995. IDSC's current regulatory requirement is a ratio of 5.0%.

PAGE 41
IDS Certificate Company

Responsibility for Preparation of Financial Statements

The management of IDS Certificate Company (IDSC) is responsible for the preparation and fair presentation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles appropriate in the circumstances, and include amounts based on the best judgment of management. IDSC's management is also responsible for the accuracy and consistency of other financial information included in the prospectus.

In recognition of its responsibility for the integrity and objectivity of data in the financial statements, IDSC maintains a
system of internal control over financial reporting.   The system
is designed to provide reasonable, but not absolute, assurance with respect to the reliability of IDSC's financial statements. The concept of reasonable assurance is based on the notion that the cost of the internal control system should not exceed the benefits derived.

The internal control system is founded on an ethical climate and includes an organizational structure with clearly defined lines of responsibility, policies and procedures, a Code of Conduct, and the careful selection and training of employees. Internal auditors monitor and assess the effectiveness of the internal control system and report their findings to management throughout the year.
IDSC's independent auditors are engaged to express an opinion on the year-end financial statements and, with the coordinated support of the internal auditors, review the financial records and related data and test the internal control system over financial reporting.

Annual Financial Information

Report of Independent Auditors

The Board of Directors and Security Holders
IDS Certificate Company:

We have audited the accompanying balance sheets of IDS Certificate Company, a wholly owned subsidiary of American Express Financial Corporation, as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the management of IDS Certificate Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 and 1995 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Certificate Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, IDS Certificate Company changed its method of accounting for certain investments in debt and equity securities in 1994.



ERNST & YOUNG  LLP
Minneapolis, Minnesota
February 7, 1997

PAGE 43

Balance Sheets, Dec. 31,

Assets

Qualified Assets (note 2)                                       1996            1995
                                                                    ($ thousands)
Investments in unaffiliated issuers (notes 3, 4 and 10):
  Cash and cash equivalents                                    $111,331        $56,873
  Held-to-maturity securities                                   863,921      1,002,905
  Available-for-sale securities                               2,212,968      2,408,491
  First mortgage loans on real estate                           218,697        233,394
  Certificate loans - secured by certificate reserves            43,509         51,147
Investments in and advances to affiliates                         6,444          5,655

Total investments                                             3,456,870      3,758,465

Receivables:
  Dividends and interest                                         44,013         49,632
  Investment securities sold                                        654         42,872

Total receivables                                                44,667         92,504

Other (notes 9 and 10)                                           36,164         32,778

Total qualified assets                                        3,537,701      3,883,747


Other Assets

Deferred distribution fees                                       25,525         28,286
Other                                                                 8             98

Total other assets                                               25,533         28,384


Total assets                                                 $3,563,234     $3,912,131

See notes to financial statements.

PAGE 44
Balance Sheets, Dec. 31,

Liabilities and Stockholder's Equity

Liabilities                                                     1996            1995
                                                                    ($ thousands)
Certificate Reserves (notes 5 and 10):
  Installment certificates:
    Reserves to mature                                         $344,344     $330,415
    Additional credits and accrued interest                      21,931       21,555
    Advance payments and accrued interest                         1,198        1,394
    Other                                                            55           55
  Fully paid certificates:
    Reserves to mature                                        2,747,690    3,127,301
    Additional credits and accrued interest                     167,673      147,468
  Due to unlocated certificate holders                              300          386

Total certificate reserves                                    3,283,191    3,628,574

Accounts Payable and Accrued Liabilities:
  Due to Parent (note 7A)                                         1,424        1,541
  Due to Parent for federal income taxes                          1,737          103
  Due to affiliates (note 7B, 7C and 7D)                            279        2,068
  Payable for investment securities purchased                    61,979          -
  Accounts payable, accrued expenses and other (notes 9 and 10)  11,977       12,249

Total accounts payable and accrued liabilities                   77,396       15,961

Deferred federal income taxes (note 8)                            8,097       17,289

Total liabilities                                             3,368,684    3,661,824

Commitments (note 4)

Stockholder's Equity (notes 5B, 5C, and 6):

Common stock, $10 par - authorized and issued 150,000 shares      1,500        1,500
Additional paid-in capital                                      143,844      168,844
Retained earnings:
 Appropriated for predeclared additional credits/interest        11,989       18,878
  Appropriated for additional interest on advance payments           50           50
  Unappropriated                                                 22,728       31,612
Unrealized holding gains on investment
  securities - net (note 3A)                                     14,439       29,423

Total stockholder's equity                                      194,550      250,307

Total liabilities and stockholder's equity                   $3,563,234   $3,912,131

See notes to financial statements.

PAGE 45
Statements of Operations

Year ended Dec. 31,                            1996           1995           1994
                                                          ($thousands)
Investment Income:
Interest income from investments:
  Bonds and notes:
    Unaffiliated issuers                     $184,653       $181,902       $125,546
  Mortgage loans on real estate:
    Unaffiliated                               19,583         22,171         24,006
    Affiliated                                     36             56             68
  Certificate loans                             2,533          2,963          3,342
Dividends                                      44,100         48,614         54,170
Other                                             576          1,207            843

Total investment income                       251,481        256,913        207,975

Investment Expenses:
Parent and affiliated company fees (note 7):
  Distribution                                 32,732         33,977         27,007
  Investment advisory and services             16,989         16,472         13,565
  Depositary                                      228            242            183
Options (note 9)                               10,156          8,038          9,854
Interest rate caps/corridors (note 9)           2,351          3,725          7,608
Other                                             395            363            473

Total investment expenses                      62,851         62,817         58,690

Net investment income before provision
 for certificate reserves and income
 tax benefit                                 $188,630       $194,096       $149,285

See notes to financial statements.

PAGE 46
Statements of Operations (continued)


Year ended Dec. 31,                                     1996           1995           1994
                                                                    ($thousands)
Provision for Certificate Reserves (notes 5 and 9):
According to the terms of the certificates:
  Provision for certificate reserves                 $10,445        $11,009        $13,317
  Interest on additional credits                       1,487          2,300          3,174
  Interest on advance payments                            61             73             61
Additional credits/interest authorized by IDSC:
  On fully paid certificates                         155,411        157,857         85,101
  On installment certificates                          5,637          6,288          6,741

Total provision before reserve recoveries            173,041        177,527        108,394
Reserve recoveries from terminations
 prior to maturity                                    (1,073)        (1,120)        (1,106)

Net provision for certificate reserves               171,968        176,407        107,288

Net investment income before income tax benefit       16,662         17,689         41,997
Income tax benefit (note 8)                            6,537          9,097          2,663

Net investment income                                 23,199         26,786         44,660

Realized gain (loss) on investments - net:
  Securities of unaffiliated issuers                    (444)           452         (7,514)
  Other-unaffiliated                                     101           (120)         1,638

Total gain (loss) on investments                        (343)           332         (5,876)

Income tax benefit (expense) (note 8):
  Current                                                772            160          2,414
  Deferred                                              (652)          (277)          (367)

Total income tax benefit (expense)                       120           (117)         2,047

Net realized gain (loss) on investments                 (223)           215         (3,829)

Net income - wholly owned subsidiary                   1,251            373            241

Net income                                           $24,227        $27,374        $41,072

See notes to financial statements.

PAGE 47
Statements of Stockholder's Equity


Year ended Dec. 31,                                                        1996           1995          1994
                                                                                      ($thousands)

Common Stock:
Balance at beginning and end of year                                     $1,500         $1,500        $1,500

Additional Paid-in Capital:
Balance at beginning of year                                           $168,844       $140,344      $147,144

Contribution from Parent                                                      -         28,500         3,000
Cash dividends declared                                                 (25,000)             -        (9,800)

Balance at end of year                                                 $143,844       $168,844       $140,344

Retained Earnings:
Appropriated for predeclared additional credits/interest (note 5B):
Balance at beginning of year                                            $18,878        $18,398         $2,726
Transferred from (to) unappropriated
 retained earnings                                                       (6,889)           480         15,672

Balance at end of year                                                  $11,989        $18,878        $18,398

Appropriated for additional interest on advance payments (note 5C):
Balance at beginning of year                                                $50            $50            $25
Transferred from (to) unappropriated
 retained earnings                                                            -              -             25

Balance at end of year                                                      $50            $50            $50

Unappropriated (note 6):
Balance at beginning of year                                            $31,612         $4,718         $9,743
Net income                                                               24,227         27,374         41,072
Transferred (to) from appropriated
 retained earnings                                                        6,889           (480)       (15,697)
Cash dividends declared                                                 (40,000)             -        (30,400)

Balance at end of year                                                  $22,728        $31,612         $4,718

Unrealized holding gains and losses on investment securities -
  net (notes 1 and 3A):
Balance at beginning of year                                            $29,423       ($23,158)            $-
Adjustment due to initial application of SFAS 115                             -              -          8,827
Change during year                                                      (14,984)        52,581        (31,985)

Balance at end of year                                                  $14,439        $29,423       ($23,158)

Total stockholder's equity                                             $194,550       $250,307       $141,852


See notes to financial statements.

PAGE 48
Statements of Cash Flows


Year ended Dec. 31,                              1996           1995           1994
                                                             ($ thousands)
Cash flows from operating activities:
Net income                                     $24,227        $27,374        $41,072
Adjustments to reconcile net income to net
cash provided by operating activities:
  Net income of wholly owned subsidiary         (1,251)          (373)          (241)
  Provision for certificate reserves           171,968        176,407        107,288
  Interest income added to certificate loans    (1,631)        (1,902)        (2,133)
  Amortization of premium/discount-net          14,039         19,232         22,114
  Net loss (gain) on investments                   343           (332)         5,876
  Decrease (increase) in dividends and
   interest receivable                           5,619         (7,371)        (1,829)
  Decrease (increase) in deferred
   distribution fees                             2,761         (1,144)        (7,527)
  Decrease (increase) in other assets                -            466           (466)
  Decrease (increase) in deferred federal
   income taxes                                 (1,124)        (2,652)         4,263
  Decrease in other liabilities                   (679)        (1,549)        (3,210)

Net cash provided by operating activities      214,272        208,156        165,207

Cash flows from investing activities:
Maturity and redemption of investments:
  Held-to-maturity securities                  163,066        315,766        350,411
  Available-for-sale securities                537,565        325,521        173,547
  Other investments                             52,189         46,004         35,130
Sale of investments:
  Held-to-maturity securities                   24,984         22,305          3,164
  Available-for-sale securities                356,194         48,372        267,808
  Other investments                                385             21              -
Certificate loan payments                        6,003          6,061          7,508
Purchase of investments:
  Held-to-maturity securities                  (49,984)      (208,140)       (46,080)
  Available-for-sale securities               (617,138)    (1,397,983)      (830,826)
  Other investments                            (28,617)       (17,234)        (9,208)
Certificate loan fundings                       (5,288)        (7,776)        (7,603)
Investment in subsidiary                             -              -           (450)

Net cash provided by (used in)
  investing activities                        $439,359      ($867,083)      ($56,599)

See notes to financial statements.

PAGE 49
Statements of Cash Flows (continued)


Year ended Dec. 31,                              1996           1995           1994
                                                              ($ thousands)

Cash flows from financing activities:
Payments from certificate owners              $1,129,023     $1,577,884     $1,185,762

Capital contribution from Parent                  -              28,500          3,000
Certificate maturities and cash surrenders    (1,663,196)    (1,030,712)    (1,171,101)
Dividends paid                                   (65,000)             -        (40,200)

Net cash provided by (used in)
  financing activities                          (599,173)       575,672        (22,539)

Net increase (decrease) in cash and
  cash equivalents                                54,458        (83,255)         86,069
Cash and cash equivalents beginning of year       56,873        140,128          54,059

Cash and cash equivalents end of year           $111,331        $56,873        $140,128


Supplemental disclosures including non-cash transactions:
Cash received for income taxes                    $7,195         $6,854          $2,416
Certificate maturities and surrenders through
  loan reductions                                  8,554         10,673          11,454

See notes to financial statements.

PAGE 50
Notes to Financial Statements ($ in thousands unless indicated otherwise)

1. Nature of business and summary of significant accounting policies

Nature of business

IDS Certificate Company (IDSC) is a wholly owned subsidiary of American Express Financial Corporation (Parent), which is a wholly owned subsidiary of American Express Company. IDSC is registered as an investment company under the Investment Company Act of 1940 (the 1940 Act) and is in the business of issuing face-amount investment certificates. The certificates issued by IDSC are not insured by any government agency. IDSC's certificates are sold primarily by American Express Financial Advisors Inc.'s (an affiliate) field force operating in 50 states, the District of Columbia and Puerto Rico. IDSC's Parent acts as investment advisor for IDSC.

IDSC currently offers nine types of certificates with specified maturities ranging from four to twenty years. Within their specified maturity, most certificates have interest rate terms of one to thirty-six months. In addition, one type of certificate has interest tied, in whole or in part, to any upward movement in a broad-based stock market index. Except for three types of certificates, all of the certificates are available as qualified investments for Individual Retirement Accounts or 401(k) plans and other qualified retirement plans.

IDSC's gross income is derived primarily from interest and dividends generated by its investments. IDSC's net income is determined by deducting from such gross income its provision for certificate reserves, and other expenses, including taxes, the fee paid to Parent for investment advisory and other services, and the distribution fees paid to American Express Financial Advisors Inc.

Described below are certain accounting policies that are important to an understanding of the accompanying financial statements.

Basis of financial statement presentation

The accompanying financial statements are presented in accordance with generally accepted accounting principles. IDSC uses the equity method of accounting for its wholly owned unconsolidated subsidiary, which is the method prescribed by the Securities and Exchange Commission (SEC) for issuers of face-amount certificates. Certain amounts from prior years have been reclassified to conform to the current year presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of income and expenses during the year then ended. Actual results could differ from those estimates.

PAGE 51
Notes to Financial Statements (continued)

Fair values of financial instruments

The fair values of financial instruments disclosed in the notes to financial statements are estimates based upon current market conditions and perceived risks, and require varying degrees of management judgment.

Preferred stock dividend income

IDSC recognizes dividend income from cumulative redeemable preferred stocks with fixed maturity amounts on an accrual basis similar to that used for recognizing interest income on debt securities. Dividend income from perpetual preferred stock is recognized on an ex-dividend basis.

Securities

Cash equivalents are carried at amortized cost, which approximates fair value. IDSC has defined cash and cash equivalents as cash in banks and highly liquid investments with a maturity of three months or less at acquisition and are not interest rate sensitive.


As of Jan. 1, 1994, IDSC adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. Under the new rules, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. Unrealized holding gains and losses on securities classified as available for sale are carried, net of deferred income taxes, as a separate component of stockholder's equity. The opening balance of stockholder's equity was increased by $8,827 (net of $4,752 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available for sale previously carried at amortized cost or the lower of cost or market.

The basis for determining cost in computing realized gains and losses on securities is specific identification. When there is a decline in value that is other than temporary, the securities are carried at estimated realizable value with the amount of adjustment included in income.

First mortgage loans on real estate

Mortgage loans are carried at amortized cost, less reserves for losses, which is the basis for determining any realized gains or losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

PAGE 52
Notes to Financial Statements (continued)

Impairment is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses.

The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

IDSC generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on Management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Certificates

Investment certificates may be purchased either with a lump-sum payment or by installment payments. Certificate owners are entitled to receive at maturity a definite sum of money. Payments from certificate owners are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates as declared by IDSC. Reserves also are maintained for advance payments made by certificate owners, accrued interest thereon, and for additional credits in excess of minimum guaranteed rates and accrued interest thereon. On certificates allowing for the deduction of a surrender charge, the cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Cash surrender values on certificates allowing for no surrender charge are equal to certificate reserves. The payment distribution, reserve accumulation rates, cash surrender values, reserve values and other matters are governed by the 1940 Act.

Deferred distribution fee expense

On certain series of certificates, distribution fees are deferred and amortized over the estimated lives of the related certificates, which is approximately 10 years. Upon surrender, unamortized deferred distribution fees and any related surrender charges are recognized in income.

Federal income taxes

IDSC's taxable income or loss is included in the consolidated federal income tax return of American Express Company. IDSC provides for income taxes on a separate return basis, except that, under an agreement between Parent and American Express Company, tax benefits are recognized for losses to the extent they can be used PAGE 53
Notes to Financial Statements (continued)

in the consolidated return. It is the policy of Parent and its subsidiaries that Parent will reimburse a subsidiary for any tax benefits recorded.

2.  Deposit of assets and maintenance of qualified assets

A) Under the provisions of its certificates and the 1940 Act, IDSC was required to have qualified assets (as that term is defined in Section 28(b) of the 1940 Act) in the amount of $3,259,260 and $3,619,188 at Dec. 31, 1996 and 1995, respectively. IDSC had qualified assets of $3,453,508 at Dec. 31, 1996 and $3,838,482 at
Dec. 31, 1995, excluding net unrealized appreciation on available-for-sale securities of $22,214 and $45,265 at Dec. 31,1996 and 1995, respectively and payable for securities purchased of $61,979 and $nil at Dec. 31, 1996 and 1995, respectively.

Qualified assets are valued in accordance with such provisions of Minnesota Statutes as are applicable to investments of life insurance companies. Qualified assets for which no provision for valuation is made in such statutes are valued in accordance with rules, regulations or orders prescribed by the SEC. These values are the same as financial statement carrying values, except for debt securities classified as available for sale and all marketable equity securities, which are carried at fair value in the financial statements but are valued at amortized cost for qualified asset and deposit maintenance purposes.

B) Pursuant to provisions of the certificates, the 1940 Act, the central depositary agreement and to requirements of various states, qualified assets of IDSC were deposited as follows:


                                                Dec. 31, 1996

                                                Required
                               Deposits         deposits         Excess
Deposits to meet certificate
liability requirements:
States                               $362           $330              $32
Central Depositary              3,355,041      3,203,076          151,965

Total                          $3,355,403     $3,203,406         $151,997



PAGE 54
Notes to Financial Statements (continued)
                                                   Dec. 31, 1995

                                                   Required
                                 Deposits          deposits        Excess
Deposits to meet certificate
liability requirements:
States                               $414              $384           $30
Central Depositary              3,678,295         3,548,334       129,961


Total                          $3,678,709        $3,548,718      $129,991


The assets on deposit at Dec. 31, 1996 and 1995 consisted of securities having a deposit value of $3,117,715 and $3,435,074, respectively; mortgage loans of $218,697 and $229,554, respectively; and other assets of $18,991 and $14,081, respectively. Mortgage loans on deposit include an affiliated mortgage loan at Dec. 31, 1995.

American Express Trust Company is the central depositary for IDSC.
See note 7C.

3.  Investments in securities

A) Fair values of investments in securities represent market prices or estimated fair values when quoted prices are not available. Estimated fair values are determined by IDSC using established procedures, involving review of market indexes, price levels of current offerings and comparable issues, price estimates and market data from independent brokers and financial files. The procedures are reviewed annually. IDSC's vice president - investments reports to the board of directors on an annual basis regarding such pricing sources and procedures to provide assurance that fair value is being achieved.

The following is a summary of securities held to maturity and securities available for sale at Dec. 31, 1996 and Dec. 31, 1995.


                                                                    Dec. 31, 1996
                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $362               $365            $4                $1
Mortgage-backed securities                     38,435             38,834           743               344
Corporate debt securities                     266,642            274,235         8,447               854
Stated maturity preferred stock               558,482            576,603        19,513             1,392

                                             $863,921           $890,037       $28,707            $2,591
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,009,738         $1,021,603       $14,164            $2,299
State and municipal obligations                55,876             57,726         1,850                 -
Corporate debt securities                   1,000,316          1,008,077        10,808             3,047
Stated maturity preferred stock                52,458             52,139           109               428
Perpetual preferred stock                      68,000             68,282           317                35
Common stock                                    4,366              5,141           775                 -

                                           $2,190,754         $2,212,968       $28,023            $5,809

PAGE 55
Notes to Financial Statements (continued)


                                                                    Dec. 31, 1995

                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $415               $427           $12               $-
Mortgage-backed securities                     54,477             55,708         1,234                3
Corporate debt securities                     333,861            348,860        15,029               30
Stated maturity preferred stock               614,152            643,436        30,072              788

                                           $1,002,905         $1,048,431       $46,347             $821
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,321,051         $1,340,956       $21,349           $1,444
State and municipal obligations               101,399            105,680         4,281                -
Corporate debt securities                     918,792            939,878        22,638            1,552
Stated maturity preferred stock                21,229             21,365           192               56
Common stock                                      755                612             -              143

                                           $2,363,226         $2,408,491       $48,460           $3,195

The amortized cost and fair value of securities held to maturity and available for sale, by contractual maturity, at Dec. 31, 1996, are shown below. Cash flows will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                               Amortized       Fair
                                                  cost        value

HELD TO MATURITY
Due within 1 year                               $34,448     $34,948
Due after 1 through 5 years                     400,592     414,987
Due after 5 years through 10 years              211,557     217,449
Due after 10 years                              178,889     183,819
                                                825,486     851,203
Mortgage-backed securities                       38,435      38,834


                                               $863,921    $890,037

AVAILABLE FOR SALE
Due within 1 year                              $109,402    $109,963
Due after 1 through 5 years                     642,863     647,886
Due after 5 years through 10 years              204,675     207,250
Due after 10 years                              151,710     152,843

                                              1,108,650   1,117,942

Mortgage-backed securities                    1,009,738   1,021,603

Perpetual preferred stock                        68,000      68,282
Common stock                                      4,366       5,141

                                             $2,190,754  $2,212,968

During the years ended Dec. 31, 1996 and 1995, there were no securities classified as trading securities.

PAGE 56
Notes to Financial Statements (continued)


The proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                               1996          1995            1994

Proceeds                   $313,976       $83,970        $265,008

Gross realized gains            456            36             363
Gross realized losses         5,836         1,854          10,140

Sales of held-to-maturity securities, due to significant credit deterioration, during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                            1996          1995          1994

Amortized cost           $22,297       $22,782        $3,158

Gross realized gains       3,200             2             5
Gross realized losses        513           479             -


During the year ended Dec. 31, 1996, no securities were reclassified from held to maturity to available for sale. During the year ended Dec. 31, 1995, securities with an amortized cost and fair value of $111,967 and $116,882, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities.

B) Investments in securities with fixed maturities comprised 85% and 90% of IDSC's total invested assets at Dec. 31, 1996 and 1995, respectively. Securities are rated by Moody's and Standard & Poors (S&P), or by Parent's internal analysts, using criteria similar to Moody's and S&P, when a public rating does not exist. A summary of investments in securities with fixed maturities by rating of investment is as follows:

Rating                     1996             1995

Aaa/AAA                      41%              44%
Aa/AA                         1                2
Aa/A                          1                2
A/A                          20               23
A/BBB                         6                6
Baa/BBB                      24               20
Below investment grade        7                3

                            100%             100%

PAGE 57
Notes to Financial Statements (continued)

Of the securities rated Aaa/AAA, 87% at Dec. 31, 1996 and 92% at Dec. 31, 1995 are U.S. Government Agency mortgage-backed securities that are not rated by a public rating agency. Approximately 11% at Dec. 31, 1996 and 1995 of other securities with fixed maturities are rated by Parent's internal analysts. At Dec. 31, 1996 and 1995 no one issuer, other than U.S. Government Agency mortgage-backed securities, is greater than 1% of IDSC's total investment in securities with fixed maturities.

C) IDSC reserves freedom of action with respect to its acquisition of restricted securities that offer advantageous and desirable investment opportunities. In a private negotiation, IDSC may purchase for its portfolio all or part of an issue of restricted securities. Since IDSC would intend to purchase such securities for investment and not for distribution, it would not be acting as a distributor if such securities are resold by IDSC at a later date.

The fair values of restricted securities are determined by the board of directors using the procedures and factors described in note 3A.

In the event IDSC were to be deemed to be a distributor of the restricted securities, it is possible that IDSC would be required to bear the costs of registering those securities under the Securities Act of 1933, although in most cases such costs would be borne by the issuer of the restricted securities.

4.  Investments in first mortgage loans on real estate

At Dec. 31, 1996 and 1995, IDSC's recorded investment in impaired mortgage loans was $847 and $1,004, respectively, and the reserve for loss on those amounts was $611. During 1996 and 1995, the average recorded investment in impaired mortgage loans was $925 and $1,052, respectively.

IDSC recognized $88 and $53 of interest income related to impaired mortgage loans for the years ended Dec. 31, 1996 and 1995, respectively.

There were no changes in the reserve for loss on mortgage loans of $611 during the years ended Dec. 31, 1996 and 1995.


At Dec. 31, 1996 and 1995, approximately 6% of IDSC's invested assets were first mortgage loans on real estate. A summary of first mortgage loans by region and type of real estate is as follows:

Region                            1996             1995

South Atlantic                      22%              22%
East North Central                  21               22
West North Central                  17               19
Mountain                            15                9
Middle Atlantic                     14               17

PAGE 58
Notes to Financial Statements (continued)

West South Central                   5                5
Pacific                              3                3
New England                          3                3

                                   100%             100%

Property Type                     1996             1995

Retail/shopping centers             36%              32%
Apartments                          33               39
Industrial buildings                13               12
Office buildings                     9                8

Retirement homes                     -                1

Other                                9                8

                                   100%             100%

The carrying amounts and fair values of first mortgage loans on real estate are as follows at Dec. 31. The fair values are estimated using discounted cash flow analysis, using market interest rates currently being offered for loans with similar maturities.

                                              Dec. 31, 1996          Dec. 31, 1995
                                        Carrying         Fair    Carrying         Fair
                                        amount          value    amount          value
First mortgage loans on real estate     $219,308      $221,253   $234,005     $248,860
Reserve for losses                          (611)         -          (611)        -

Net first mortgage loans on real estate $218,697      $221,253   $233,394     $248,860

At Dec. 31, 1996 and 1995, commitments for fundings of first mortgage loans, at market interest rates, aggregated $9,300 and $nil, respectively. IDSC employs policies and procedures to ensure the creditworthiness of the borrowers and that funds will be available on the funding date. IDSC's loan fundings are restricted to 80% or less of the market value of the real estate at the time of the loan funding. Management believes there is no fair value for these commitments.

5.  Certificate reserves

Reserves maintained on outstanding certificates have been computed in accordance with the provisions of the certificates and Section
28 of the 1940 Act. The average rates of accumulation on certificate reserves at Dec. 31, 1996 and 1995 were:

                                                             1996
                                                          Average         Average
                                                           gross        additional
                                             Reserve    accumulation       credit
                                             balance        rate            rate
Installment certificates:
Reserves to mature:
  With guaranteed rates                      $32,512        3.50%          1.35%
  Without guaranteed rates (A)               311,832           -           2.97
Additional credits and accrued interest       21,931        3.14              -
Advance payments and accrued interest (C)      1,198        3.15           1.70
PAGE 59
Notes to Financial Statements (continued)

Other                                             55           -              -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      187,272        3.23           1.79
  Without guaranteed rates (A) and (D)     2,560,418           -           5.03
Additional credits and accrued interest      167,673        3.23              -
Due to unlocated certificate holders             300           -              -
                                          $3,283,191


                                                           1995
                                                          Average         Average
                                                           gross         additional
                                             Reserve    accumulation       credit
                                             balance       rate             rate

Installment certificates:
Reserves to mature:
  With guaranteed rates                      $40,232        3.50%           1.35%
  Without guaranteed rates (A)               290,183           -            3.23
Additional credits and accrued interest       21,555        3.13               -
Advance payments and accrued interest          1,394        3.13            1.72
Other                                             55           -               -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      210,365        3.24            1.85
  Without guaranteed rates (A) and (D)     2,916,936           -            5.70
Additional credits and accrued interest      147,468        3.26               -
Due to unlocated certificate holders            386            -               -

                                          $3,628,574

A) There is no minimum rate of accrual on these reserves. Interest is declared periodically, quarterly or annually, in accordance with the terms of the separate series of certificates.

B) On certain series of single payment certificates, additional interest is predeclared for periods greater than one year. At Dec. 31, 1996, $11,989 of retained earnings had been appropriated for the predeclared additional interest, which represents the difference between certificate reserves on these series, calculated on a statutory basis, and the reserves maintained per books.

C) Certain series of installment certificates guarantee accrual of interest on advance payments at an average of 3.15%. IDSC has increased the rate of accrual to 4.85% through April 30, 1998. An appropriation of retained earnings amounting to $50 has been made, which represents the estimated additional accrual that will result from the increase granted by IDSC.

D) IDS Stock Market Certificate enables the certificate owner to participate in any relative rise in a major stock market index without risking loss of principal. Generally the certificate has a term of 12 months and may continue for up to 14 successive terms. The reserve balance at Dec. 31, 1996 and 1995 was $309,570 and $211,093, respectively.

E) The carrying amounts and fair values of certificate reserves consisted of the following at Dec. 31, 1996 and 1995. Fair values of certificate reserves with interest rate terms of one year or less approximated the carrying values less any applicable surrender charges.

PAGE 60
Notes to Financial Statements (continued)

The fair values for other certificate reserves are determined by a discounted cash flow analysis using interest rates currently offered for certificates with similar remaining terms, less any applicable surrender charges.

                                                          1996                       1995
                                                 Carrying         Fair       Carrying         Fair
                                                 amount          value       amount          value
Reserves with terms of one year or less       $2,637,144     $2,635,835   $2,900,947    $2,899,542
Other                                            646,047        630,141      727,627       765,110

Total certificate reserves                     3,283,191      3,265,976    3,628,574     3,664,652
Unapplied certificate transactions                 1,217          1,217        1,545         1,545
Certificate loans and accrued interest           (43,980)       (43,980)     (51,707)      (51,707)

Total                                         $3,240,428     $3,223,213   $3,578,412    $3,614,490

6.  Dividend restriction

Certain series of installment certificates outstanding provide that cash dividends may be paid by IDSC only in calendar years for which additional credits of at least one-half of 1% on such series of certificates have been authorized by IDSC. This restriction has been removed for 1997 and 1998 by IDSC's declaration of additional credits in excess of this requirement.

7. Fees paid to Parent and affiliated companies ($ not in thousands)

A) The basis of computing fees paid or payable to Parent for investment advisory and other general and administrative services is:

The investment advisory and services agreement with Parent provides for a graduated scale of fees equal on an annual basis to 0.75% on the first $250 million of total book value of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the amount in excess of $1 billion. The fee is payable monthly in an amount equal to one-twelfth of each of the percentages set forth above. Excluded from assets for purposes of this computation are first mortgage loans, real estate and any other asset on which IDSC pays an outside service fee.

B) The basis of computing fees paid or payable to American Express Financial Advisors Inc. (an affiliate) for distribution services is:

Fees payable to American Express Financial Advisors Inc. on sales of IDSC's certificates are based upon terms of agreements giving American Express Financial Advisors Inc. the exclusive right to distribute the certificates covered under the agreements. The agreements provide for payment of fees over a period of time. The aggregate fees payable under the agreements per $1,000 face amount of installment certificates and $1,000 purchase price of single payments, and a summary of the periods over which the fees are
payable, shown by series are:
PAGE 61

                                                                        Number of
                                                                        certificate
                                                                        years over
                                       Aggregate fees payable           which
                                                                        subsequent
                                             First    Subsequent        years' fees
                                     Total   year     years             are payable
Installment certificates(a)         $30.00   $6.00     $24.00                4
Single-payment certificates          60.00   60.00          -                -
Future Value certificates            50.00   50.00          -                -

(a) At the end of the sixth through the 10th year, an additional fee is payable of 0.5% of the daily average balance of the certificate reserve maintained during the sixth through the 10th year, respectively.

Fees on Cash Reserve and Flexible Savings certificates are paid at a rate of 0.25% of the purchase price at the time of issuance and 0.25% of the reserves maintained for these certificates at the beginning of the second and subsequent quarters from issue date.

Fees on the Investors Certificate are paid at an annualized rate of 1% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Preferred Investors Certificate are paid at an annualized rate of 0.66% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Stock Market Certificate are paid at a rate of 1.25% of the purchase price on the first day of the certificate's term and 1.25% of the reserves maintained for these certificates at the beginning of each subsequent term.

C) The basis of computing depositary fees paid or payable to American Express Trust Company (an affiliate) is:

Maintenance charge per account      5 cents per $1,000 of assets on deposit

Transaction charge                  $20 per transaction

Security loan activity:
  Depositary Trust Company
    receive/deliver                 $20 per transaction
  Physical receive/deliver          $25 per transaction
  Exchange collateral               $15 per transaction

A transaction consists of the receipt or withdrawal of securities and commercial paper and/or a change in the security position. The charges are payable quarterly except for maintenance, which is an
annual fee.
PAGE 62
Notes to Financial Statements (continued)


D)  The basis for computing fees paid or payable to American
Express Bank  Ltd. (an affiliate) for the distribution of the IDS
Special Deposits certificate on an annualized basis is:

1.25% of the reserves maintained for the certificates on an amount from $100,000 to $249,000, 0.80% on an amount from $250,000 to
$499,000, 0.65% on an amount from $500,000 to $999,000 and 0.50% on an amount $1,000,000 or more. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid at the end of each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

8.  Income taxes

Income tax expense (benefit) as shown in the statement of operations for the three years ended Dec. 31, consists of:

                            1996       1995        1994

Federal:
  Current                ($5,560)   ($6,285)    ($8,743)
  Deferred                (1,124)    (2,652)      3,933
                          (6,684)    (8,937)     (4,810)
State                         27        (43)        100

Total tax benefit        ($6,657)   ($8,980)    ($4,710)

Income tax expense (benefit) differs from that computed by using the U.S. Statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                    1996       1995        1994

Federal tax expense at U.S. statutory rate        $5,711     $6,307     $12,642
Tax-exempt interest                               (1,517)    (3,339)     (4,205)
Dividend exclusion                               (10,865)   (12,166)    (13,862)
Other, net                                           (13)       261         615

Federal tax benefit                              ($6,684)   ($8,937)    ($4,810)

Deferred income taxes result from the net tax effects of temporary differences. Temporary differences are differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in differences between income for tax purposes and income for financial statement purposes in future years. Principal components of IDSC's deferred tax assets and liabilities as of Dec. 31, are as follows.

PAGE 63
Notes to Financial Statements (continued)

Deferred tax assets:                   1996          1995

Certificate reserves                $13,028        $10,312
Investment reserves                     540            843
Investments                               -            348
Other, net                               19              -

Total deferred tax assets           $13,587        $11,503


Deferred tax liabilities:              1996           1995


Deferred distribution fees           $8,934         $9,900
Investment unrealized gains           7,775         15,843
Purchased/written call options        3,429          1,623
Dividends receivable                    745            892
Investments                             714              -
Return of capital dividends              87            305
Other, net                                -            229

Total deferred tax liabilities       21,684         28,792

Net deferred tax liabilities         $8,097        $17,289

9.  Derivative financial instruments

IDSC enters into transactions involving derivative financial instruments as an end user(nontrading). IDSC uses these instruments to manage its exposure to interest rate risk, including hedging specific transactions. IDSC manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instrument will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or a major market index. IDSC is not impacted by market risk related to derivatives held because derivatives are largely used to manage risk and, therefore, the cash flows and income effects of the derivatives are inverse to the effects of the underlying hedged transactions.

Credit exposure is the possibility that the counterparty will not fulfill the terms of the contract. IDSC monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, reviewing credit ratings and requiring collateral where appropriate. At Dec. 31, 1996, IDSC's counterparties to the interest rate corridors are rated AA or better by nationally recognized rating agencies. The counterparties to the call options are seven major broker/dealers.

The notional or contract amount of a derivative financial
instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts do not represent market risk or credit exposure and are not
recorded on the balance sheet.
PAGE 64
Notes to Financial Statements (continued)

Credit exposure related to derivative financial instruments is measured by the replacement cost of those contracts at the balance sheet date. The replacement cost represents the fair value of the instrument, and is determined by market values, dealer quotes or pricing models.

IDSC's holdings of derivative financial instruments were as follows at Dec. 31, 1996 and 1995.

                                                                 1996
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure
Assets:
  Interest rate corridors                   $200,000            $-           $188        $188
  Purchased call options                     242,243        36,164         34,987      34,987
  Total                                     $442,243       $36,164        $35,175     $35,175

Liabilities:
  Written call options                      $225,386        $9,552        $17,571         $-

                                                                 1995
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure

Assets:
  Interest rate caps and corridors          $970,000        $3,362         $2,128       $2,128
  Purchased call options                     152,406        27,138         24,161       24,161
  Total                                   $1,122,406       $30,500        $26,289      $26,289

Liabilities:
  Written call options                      $141,782        $9,333        $10,394           $-

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate corridors expire in Jan. and Feb. of 1997. The options expire throughout 1997.

Interest rate caps/corridors and options are used to manage IDSC's exposure to rising interest rates. These instruments are used primarily to protect the margin between the interest rate earned on investments and the interest rate credited to related investment certificate owners.

The interest rate caps/corridors are reset quarterly and IDSC earns interest on the notional amount to the extent the London Interbank Offering Rate exceeds the reference rates specified in the cap/corridor agreements. These reference rates ranged from 4% to 9%. The cost of interest rate caps/corridors is amortized over the terms of the agreements on a straight line basis and is included in other qualified assets. The amortization, net of any interest earned, is included in investment expenses.

IDSC offers a series of certificates which pay interest based upon the relative change in a major stock market index between the beginning and end of the certificates' term. The certificate owners have the option of participating in the full amount of increase in the index during the term (subject to a specified maximum) or a lesser percentage of the increase plus a guaranteed minimum rate of interest. As a means of hedging its obligations under the provisions of these certificates, IDSC purchases and PAGE 65
Notes to Financial Statements (continued)

writes call options on the major market index. The options are cash settlement options, that is, there is no underlying security to deliver at the time the contract is closed out.

The option contracts are less than one year in term. The premiums paid or received on these index options are reported in other qualified assets or other liabilities, as appropriate, and are amortized into investment expense over the life of the option. The intrinsic value of these index options is also reported in other qualified assets or other liabilities, as appropriate. The unrealized gains and losses related to the changes in the intrinsic value of these options are recognized currently in provision for certificate reserves.

Following is a summary of open option contracts at Dec. 31, 1996 and 1995.

                                              1996
                            Face      Average        Index at
                           amount   strike price   Dec.31,1996

Purchased call options    $242,243      669            741
Written call options       225,386      736            741

                                             1995
                            Face     Average         Index at
                           amount  strike price     Dec.31,1995

Purchased call options   $152,406      539            616
Written call options      141,782      601            616

10.  Fair values of financial instruments

IDSC discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. The fair value of the financial instruments presented may not be indicative of their future fair values. The estimated fair value of certain financial instruments such as cash and cash equivalents, receivables for dividends and interest, investment securities sold and other trade receivables, accounts payable due to Parent and affiliates, payable for investment securities purchased and other accounts payable and accrued expenses are approximated to be the carrying amounts disclosed in the balance sheets. Non-financial instruments, such as deferred distribution fees, are excluded from required disclosure. IDSC's off-balance sheet intangible assets, such as IDSC's name and future earnings of the core business are also excluded. IDSC's management believes the value of these excluded assets is significant. The fair value of IDSC, therefore, cannot be estimated by aggregating the amounts presented.

PAGE 66
A summary of fair values of financial instruments as of Dec. 31, is as follows:

                                                                1996                          1995

                                                      Carrying         Fair         Carrying         Fair
                                                        value          value         value           value

Financial assets
  Assets for which carrying values
    approximate fair values                           $155,396       $155,396       $148,746       $148,746
  Investment securities (note 3)                     3,076,889      3,103,005      3,411,396      3,456,922
  First mortgage loans on real estate (note 4)         218,697        221,253        233,394        248,860
  Derivative financial instruments (note 9)             36,164         35,175         30,500         26,289
Financial liabilities
  Liabilities for which carrying values
    approximate fair values                             76,040         76,040         14,247         14,247
  Certificate reserves (note 5)                      3,240,428      3,223,213      3,578,412      3,614,490
  Derivative financial instruments (note 9)              9,552         17,571          9,333         10,394

PAGE 67
(Back cover)

Quick telephone reference

Client Service Organization/Transaction Line
Withdrawals, transfers, inquiries, current rate information

National/Minnesota:  800-437-3133
Mpls./St. Paul area: 612-671-3800

TTY Service
For the hearing impaired
800-846-4293

American Express Easy Access Line
Account value, cash transaction information (automated response, TouchtoneR phones only)

National/Minnesota:  800-862-7919
Mpls./St. Paul area: 800-862-7919

IDS Preferred Investors Certificate
IDS Tower 10
Minneapolis, MN  55440-0010

Distributed by
American Express
Financial Advisors Inc.

PAGE 68
IDS certificates

IDSC offers the following certificates

IDS Cash Reserve Certificate

(icon of) piggy bank

A safe, highly liquid investment for your short-term cash needs like paying bills and meeting emergencies. You can invest with a single investment and make additional investments anytime you want, or make automatic monthly investments of as little as $50.
Interest rates are guaranteed by IDSC for a three-month term. And our interest rate tiers allow you to earn higher rates the more you invest.

IDS Flexible Savings Certificate

(icon of) George Washington

An investment you can tailor to your own needs. On this certificate, IDSC guarantees interest for a term of six months to three years. You can add up to 25% of the initial or renewal amount of your investment at any time, locking in your current IDSC-guaranteed rate and protecting yourself against falling market rates. Larger investments may earn higher rates. In addition, you can withdraw up to 10% of your principal without penalty and you can time this withdrawal to avoid loss of interest.

IDS Installment Certificate

(icon of) stairs

A great way to build your cash reserves through affordable systematic savings. You can start building your cash reserves right away with regular investments of as little as $50 per month. It offers competitive yields and a bonus for regular savings which can give a substantial boost to your total return. IDSC guarantees a specific interest rate for every three months you own your certificate.

IDS Preferred Investors Certificate

(icon of) Edifice

A single payment certificate for investment amounts of $250,000 or more. This certificate allows you to earn attractive interest rates usually available only to large institutional investors. Rates are set daily and are based off of the London Interbank Offered Rates (LIBOR) index, which is an internationally accepted and widely quoted interest rate benchmark. Multiple investment terms of one, two, three, six, 12, 24 or 36 months, gives you flexibility to meet your individual investment goals.

PAGE 69
IDS Stock Market Certificate

(icon of)  building with columns

The security of IDSC's guarantee that it will repay your principal plus stock market returns, is a combination that's hard to beat. It's available through this single payment certificate that lets you share in the growth of U.S. industry without risking your money in a volatile market. IDSC guarantees return of your principal but links your return to stock market performance, as measured by a broad market index. You decide whether all or only part of your investment will be tied to the market.



For more complete information including fees and expenses, contact your American Express financial advisor for a prospectus. Read it carefully before you invest or send money.

(This brochure is not part of the prospectus.)

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

(back page)




(This brochure is not part of the prospectus.)
PAGE 76
Quick telephone reference

Client Service Organization/Transaction Line
Withdrawals, transfers, inquiries, current rate information

National/Minnesota:  800-437-3133
Mpls./St. Paul area: 612-671-3800

TTY Service
For the hearing impaired
800-846-4293

American Express Easy Access Line
Account value, cash transaction information (automated response, TouchtoneR phones only)

National/Minnesota:  800-862-7919
Mpls./St. Paul area: 800-862-7919

(American Express Financial Advisors Logo)

IDS Preferred Investors Certificate
IDS Tower 10
Minneapolis, MN  55440-0010